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                                                                   EXHIBIT 10.13

                          DEVELOPMENT AND MANUFACTURING

                                SERVICE AGREEMENT

                                     BETWEEN

                               LONZA BIOLOGICS PLC

                                       AND

                          TRUBION PHARMACEUTICALS, INC.

                                                          CONFIDENTIAL TREATMENT

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                                TABLE OF CONTENTS

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1.  Definitions..........................................................     3

2.  Customer Obligations, Warranties and Indemnities.....................    10

3.  Provision of the Services............................................    12

4.  Quality; Project Management..........................................    15

5.  Delivery, Transportation of Product and Customer Tests...............    17

6.  Price and Terms of Payment...........................................    18

7.  LB Warranties and Covenants and Indemnity............................    18

8.  Confidentiality and Non-Use..........................................    21

9.  Termination; Ownership; License Rights...............................    23

10. Force Majeure........................................................    28

11. Governing Law, Jurisdiction and Enforceability; Dispute Resolution...    28

12. Notices..............................................................    29

13. Miscellaneous........................................................    30

14. Limitation of Liability; Exclusion of Certain Damages................    31
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     THIS AGREEMENT is made effective as of the 8th day of January 2004 (the
"Effective Date") BETWEEN

     1. LONZA BIOLOGICS PLC, the registered office of which is at 228 Bath Road, Slough, Berkshire SL1 4DX, England (herein after referred to as "LB"), and

     2. TRUBION PHARMACEUTICALS, INC., (formerly known as GENECRAFT, INC.) of 24014th Avenue, Suite 1050, Seattle, WA 98121, USA (herein after referred to as the "Customer").

     WHEREAS

     A. The Customer has created or controls certain Cell Lines as defined herein; and

     B. LB has expertise in the evaluation and production of proteins for therapeutic use using such Cell Lines; and

     C. The Customer wishes to contract LB for Services as defined herein relating to the Cell Line as described in the Agreement; and

     D. LB is prepared to perform such Services for the Customer under the terms and conditions set out herein.

     NOW IT IS AGREED AS FOLLOWS:

     1.   DEFINITIONS. The following terms shall have the following meanings:

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     "Affiliate"                             means any company, partnership or
                                             other entity which directly or
                                             indirectly Controls, is Controlled
                                             by or is under common Control with
                                             the relevant party to this
                                             Agreement. "Control" means the
                                             ownership of more than fifty per
                                             cent (50%) of the issued share
                                             capital or the legal power to
                                             direct or cause the direction of
                                             the general management and policies
                                             of the party in question.

     "Agreement"                             means this agreement, including and
                                             incorporating Schedule 1
                                             (Definitions and Specifications),
                                             Schedule 2 (Services), Schedule 3
                                             (Price and Terms of Payment),
                                             Schedule 4 (Quality Agreement), and
                                             Schedule 5 (Commercial Terms for
                                             Technology Transfer), all as the
                                             same may be amended or varied from
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                                             time to time by written agreement
                                             of the parties.

     "August 2003 Services Agreement"        means that certain development and
                                             manufacturing agreement dated 12
                                             August 2003 between the parties for
                                             the development and manufacture of
                                             the Product, as amended or varied
                                             from time to time by written
                                             agreement of the parties.

     "Batch" means the total quantity of Manufactured Product obtained from one fermentation and associated purification run using the Process.

     "Cell Line"                             means the cell line provided by
                                             Customer to LB, the particulars of
                                             which are set out in Schedule 1.

     "cGMP" means the regulatory requirements for current Good Manufacturing Practices and General Biologics Products Standards as promulgated by the United States Food and Drug Administration ("FDA") (or any successor agency thereto) under the United States Federal Food Drug and Cosmetic Act and the Public Health Service Act, at 21 CFR (Parts 210, 211, 600 and 610), and the Guide to Good Manufacturing Practices for Medicinal Products as promulgated under European Directive
                                             91/356/EEC, all as the same may be
                                             amended from time to time.

     "cGMP Product"                          means Product which is required
                                             under Schedule 2 to be manufactured
                                             in accordance with cGMP.

     "Certificate of Analysis"               means, for each Batch, a document
                                             in a format agreed to by the
                                             parties and prepared by LB listing
                                             (a) the date of manufacturing,
                                             unique Batch number, tests
                                             performed, Specifications, test
                                             dates, and test results, (b) the
                                             quantity of Manufactured Product in
                                             such Batch, and certifying that
                                             such Batch was manufactured in
                                             accordance with the Specifications
                                             and cGMP, and (c) the tests
                                             performed by LB or permitted
                                             Testing Laboratories,
                                             Specifications, and test results;
                                             all with respect to such particular
                                             Batch
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                                             and as required by the
                                             Specifications, the accuracy of
                                             which has been certified by LB.

     "Critical Raw Materials"                has the meaning given to it in
                                             Clause 4.6 below.

     "Customer"                              means Trubion Pharmaceuticals,
                                             Inc., and its successors in title
                                             and lawful assigns.

     "Customer Information"                  means (a) all Customer Know-How and
                                             other tangible and intangible data,
                                             information, and know-how, whether
                                             in written, printed, graphic,
                                             electronic, or oral form, supplied
                                             by or on behalf of Customer to LB
                                             hereunder or under the August 2003
                                             Services Agreement; (b) all
                                             Documentation and all tangible and
                                             intangible data, information,
                                             know-how, and Intellectual Property
                                             included in the Documentation; (c)
                                             all Deliverables and all tangible
                                             and intangible data, information,
                                             know-how, and Intellectual Property
                                             included in the Deliverables; and
                                             (d) all tangible and intangible
                                             data, information, know-how, and
                                             Intellectual Property included in
                                             the Customer Process; "Customer
                                             Information" does not include LB
                                             Know-How, the LB Patent Rights, the
                                             LB Process, the New General
                                             Application Intellectual Property,
                                             and LB's other Intellectual
                                             Property, "Customer Information" is
                                             a part of "Customer Technology."

     "Customer Know-How"                     means all know-how, technical and
                                             other information relating directly
                                             or indirectly to the Cell Line, the
                                             Customer Process (including for the
                                             avoidance of doubt improvements or
                                             modifications thereto from time to
                                             time, other than and excluding the
                                             LB Process and any New General
                                             Application Intellectual Property),
                                             Customer's business, technology,
                                             finances or operations, trade
                                             secrets, the Customer Materials,
                                             and/or the Product, known by
                                             Customer from time to time;
                                             "Customer Know-How" does not
                                             include LB Know-How, the LB Patent
                                             Rights the LB Process, the New
                                             General Application Intellectual
                                             Property, LB's other Intellectual
                                             Property, and information in the
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                                             public domain; "Customer Know-How"
                                             is a part of "Customer
                                             Information."

     "Customer Materials"                    means the materials (if any)
                                             supplied by Customer to LB pursuant
                                             to this Agreement.

     "Customer Patent Rights"                means all patents and patent
                                             applications, together with any
                                             extensions, reissues,
                                             reexaminations, substitutions,
                                             renewals, divisions, continuations,
                                             and continuations-in-part thereof,
                                             of any kind throughout the world
                                             that are necessary or useful in
                                             performance of the Services, which
                                             from time to time Customer is the
                                             owner of or entitled to use, other
                                             than and excluding the LB Patent
                                             Rights.

     "Customer Process"                      means that portion of the Process
                                             not composed of or included within
                                             the LB Process, including without
                                             limitation all processes,
                                             procedures, protocols, know-how,
                                             technology, information and
                                             Intellectual Property developed by
                                             LB and/or Customer specifically
                                             with respect to manufacture of the
                                             Product under or as a result of
                                             this Agreement or the August 2003
                                             Services Agreement; "Customer
                                             Process" does not include LB
                                             Know-How, the LB Patent Rights, the
                                             LB Process, the New General
                                             Application Intellectual Property,
                                             or LB's other Intellectual
                                             Property.

     "Customer Technology"                   means all data, information,
                                             know-how, materials, and
                                             Intellectual Property which from
                                             time to time Customer is the owner
                                             of or entitled to use, including
                                             without limitation the Customer
                                             Know-How, the Customer Patent
                                             Rights, the Cell Line, the Customer
                                             Materials, the Customer
                                             Information, the Customer Process,
                                             the New Customer Intellectual
                                             Property, and the Product;
                                             "Customer Technology" does not
                                             include LB Know-How, the LB Patent
                                             Rights, the LB Process, the New
                                             General Application Intellectual
                                             Property, LB's other Intellectual
                                             Property, and information in the
                                             public domain.
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     "Deliver", "Delivered" or "Delivery"    has the meaning given to it in
                                             Clause 5.1 below,

     "Deliverables"                          means the data, information,
                                             material, reports, Documentation,
                                             Product, samples and other items
                                             that LB is obligated to provide to
                                             the Customer under the terms of the
                                             Services, as set forth in Schedule
                                             2.

     "Documentation"                         means all data, information and
                                             materials, whether in written,
                                             printed, graphic, or electronic
                                             form, resulting from the work
                                             conducted and/or results achieved
                                             in connection with the Services,
                                             including without limitation
                                             documents reasonably necessary for
                                             Customer to complete any regulatory
                                             filings for the Product;
                                             "Documentation" does not include LB
                                             Know-How, the LB Patent Rights, the
                                             LB Process, the New General
                                             Application Intellectual Property,
                                             and LB's other Intellectual
                                             Property; "Documentation" is a part
                                             of "Customer Information."

     "Intellectual Property"                 means proprietary methods,
                                             discoveries, inventions, patents,
                                             trade secrets, copyrights,
                                             trademarks, service marks, trade
                                             dress, compositions, products,
                                             procedures, know-how, data,
                                             reports, programs, processes,
                                             protocols, written or electronic
                                             writings, illustrations, images,
                                             and any other form of proprietary
                                             rights, and, as the context
                                             requires, includes, among other
                                             things, the Customer Know-How, the
                                             Customer Patent Rights, the
                                             Customer Process, the New Customer
                                             Intellectual Property, the LB
                                             Know-How, the LB Patent Rights, the
                                             LB Process and the New General
                                             Application Intellectual Property.

     "LB Know-How"                           means all know-how, technical and
                                             other information relating directly
                                             or indirectly to the LB Patent
                                             Rights, the LB Process (including
                                             for the avoidance of doubt
                                             improvements; or modifications
                                             thereto from time to time, other
                                             than and excluding the Customer
                                             Process and any New Customer
                                             Intellectual Property) LB's
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                                             business, technology, finances or
                                             operations, and trade secrets known
                                             to LB from time to time; "LB
                                             Know-How" does not include the
                                             Customer Patent Rights, the
                                             Customer Know-How, the New Customer
                                             Intellectual Property, the Customer
                                             Process, Customer's other
                                             Intellectual Property, and
                                             information in the public domain.

     "LB Patent Rights"                      means all patents and patent
                                             applications, together with any
                                             extensions, reissues,
                                             reexaminations, substitutions,
                                             renewals, divisions, continuations,
                                             and continuations-in-part thereof,
                                             of any kind throughout the world
                                             relating to the LB Process which
                                             from time to time LB is the owner
                                             of or is entitled to use; "LB
                                             Patent Rights" does not include the
                                             Customer Patent Rights and the New
                                             Customer Intellectual Property and
                                             Customer's other Intellectual
                                             Property.

     "LB Process"                            means the manufacturing process for
                                             proteins that, as of the Effective
                                             Date, is included within the LB
                                             Patent Rights and LB Know-How,
                                             along with any New General
                                             Application Intellectual Property,
                                             as defined herein in Clause 9.8.2.

     "Legal Requirements"                    means any and all laws, rules,
                                             regulations, ordinances,
                                             guidelines, and standards of any
                                             international, national, state, or
                                             local governmental authority,
                                             applicable to LB, the Services, the
                                             Product, or any facility at which
                                             any of the Services are performed,
                                             including without limitation (a)
                                             cGMP, and (b) all laws and
                                             regulations requiring permits,
                                             licenses, filings and
                                             certifications with respect to LB,
                                             the Services, the Product, or any
                                             facility at which any of the
                                             Services are performed.

     "Manufactured Product"                  means any and all tangible forms of
                                             the Product which are manufactured
                                             under this Agreement using the
                                             Process, including without
                                             limitation all in-process
                                             intermediates, samples and
                                             derivatives thereof.
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     "New Customer Intellectual Property"    has the meaning given to it in
                                             Clause 9.8.3.

     "New General Application Intellectual   has the meaning given to it in
     Property"                               Clause 9.8.2.

     "Price"                                 means the price specified in
                                             Schedule 3 for the Services.

     "Process"                               means the process for the
                                             production of the Product from the
                                             Cell Line pursuant to this
                                             Agreement, which is composed of the
                                             LB Process and the Customer
                                             Process, and including any
                                             improvements, changes or
                                             modifications to such process from
                                             time to time.

     "Product"                               means the proprietary Small Modular
                                             ImmunoPharmaceutical (SMIP) known
                                             as TRU-015, including any
                                             derivatives and improvements
                                             thereof; and, when the context
                                             requires, the term "Product" also
                                             means and refers any and all
                                             tangible forms of the Product which
                                             are manufactured under this
                                             Agreement using the Process,
                                             including without limitation all
                                             in-process intermediates, samples,
                                             derivatives, and improvements
                                             thereof.

     "Quality Agreement"                     means and refers to the quality
                                             agreement between the parties, a
                                             copy of which is attached hereto as
                                             Schedule 4, as amended or varied
                                             from time to time by written
                                             agreement of the parties;

     "Run" or "run"                          means a single fermentation start
                                             of the manufacturing Process at
                                             LB's facility.

     "Services"                              means all or any part of the
                                             services to be performed by LB
                                             under this Agreement (including,
                                             without limitation, cell culture
                                             evaluation, purification
                                             evaluation, master, working and
                                             extended cell bank creation, sample
                                             and bulk production, testing of
                                             finished Product after fill-finish
                                             processing of bulk Product at a
                                             third party facility), as more
                                             particularly set out in Schedule 2.
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     "Specialized Raw Materials"             has the meaning given to it in
                                             Clause 3.10 below.

     "Specifications"                        means the quality, functional and
                                             analytical specifications for
                                             Product, the particulars of which
                                             are set out in Schedule 1.

     "Terms of Payment"                      means the terms of payment
                                             specified in Schedule 3.

     "Testing Laboratories"                  means any third party who has been
                                             instructed by LB and authorized by
                                             Customer to carry out tests on the
                                             Cell Line or the Product.
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References to the singular number include the plural and vice versa, references to Clauses and Schedules are references to clauses and schedules to this Agreement.

     2.   CUSTOMER OBLIGATIONS, WARRANTIES AND INDEMNITIES

          2.1 Customer shall pay the Price set out in Schedule 3 for provision of the Services together with any additional costs and expenses mutually agreed upon in writing by the parties that fall due under this Agreement in accordance with the Terms of Payment.

          2.2 As agreed by the parties, the Customer shall supply to LB certain Customer Know-How, together with full details of any hazards known to Customer relating to the Cell Line and/or the Customer Materials, and their storage and use. On review of this Customer Know-How by LB, the Cell Line and/or the Customer Materials shall be provided to LB at LB's request, all as set forth with more particularity in and in accordance with Schedule 2 (Services) hereto. All right, title, and interest in and to the Cell Line, the Customer Materials, the Customer Know-How and any other Customer Technology supplied to LB in connection with this Agreement or the August 2003 Services Agreement shall, as between the parties, remain vested in the Customer. Risk of loss to the Cell Line, Customer Materials and any tangible Customer Information supplied to LB under this Agreement shall transfer to LB upon delivery to LB premises.

          2.3 Subject to the terms and conditions of this Agreement, the Customer hereby grants LB the non-exclusive, non-transferable (other than to LB's Affiliates), right to use the Cell Line, the Customer Materials, the Customer Know-How, and the New Customer Intellectual Property during the term of this Agreement solely for the purpose of providing Services under this Agreement.

          2.4 The Customer warrants and covenants to LB that:

               2.4.1 Customer has the right to enter into this Agreement;

               2.4.2 ***;

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               2.4.3 ***;

               2.4.4 ***;

               2.4.5 Customer will promptly notify LB in writing if it receives or is notified of a lawsuit that has been filed against Customer which includes a claim from a third party that the Cell Line, other Customer Materials, Customer Know-How, Customer Patent Rights, Customer Process, or New Customer Intellectual Property infringes any intellectual property rights of such third party or that the use by LB thereof for the provision of the Services infringes any intellectual property rights of such third party; and

               2.4.6 ***.

          2.5 Subject to Clauses 2.8 and 14 below, and subject to and except to the extent of any indemnification from LB pursuant to Clause 7 below, the Customer undertakes to indemnify and to maintain LB promptly indemnified against all losses, damages, liabilities, settlements, penalties, fines, costs and expenses of any nature (including court costs and reasonable legal fees on a full indemnity basis), that LB may incur to the extent such liabilities arise directly out of or result from any claim, lawsuit or other action by a third party arising out of or resulting from any breach of any of the warranties given by the Customer under Clause 2.4 above..

          2.6 Subject to Clauses 2.8 and 14 below, and subject to and except to the extent of any indemnification from LB pursuant to Clause 7 below, the Customer shall further indemnify and maintain LB promptly indemnified against all losses, damages, liabilities, settlements, penalties, fines, costs and expenses of any nature (including court costs and reasonable legal fees on a full indemnity basis), that LB may incur arising out of or resulting from:

               2.6.1 any product liability in respect of Product, unless such liability is caused by the negligent act or omission or willful misconduct of LB, including without limitation in the production and/or supply of Product; and

               2.6.2 any negligent act or omission or willful misconduct of the Customer in relation to the use, further processing, storage or sale of the Product.

          2.7 A party that intends to claim indemnification under this Agreement (the "Indemnitee") shall promptly notify the indemnifying party (the "Indemnitor") in writing of any third party claim, suit or proceeding included within the scope of the indemnification) described in Clauses 2 or 7 hereunder (each a "Claim") with respect to which the Indemnitee intends to claim such indemnification, and shall tender the defense of such Claim to the Indemnitor, and the Indemnitor shall have sole control of the defense and/or settlement of such Claim. An Indemnitee hereunder shall have the right to retain its own counsel, subject to the following conditions: (a) the Indemnitee's counsel's role shall be limited to monitoring the Claim and performing a watching brief of the Claim and the Indemnitee's counsel shall have no right to actively participate in the defense and/or settlement of such Claim; and (b) the Indemnitor shall have the right to veto the Indemnitee's selection of counsel, acting reasonably and having provided substantive justification

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for such veto. So long as the foregoing conditions are met, the Indemnitor shall bear the reasonable costs and expenses of one attorney acting as the Indemnitee's counsel in accordance with this Clause 2.7, subject to the following additional conditions: (x) the attorney's hourly rate must be reasonable and cannot exceed the prevailing rate, based on the venue of the claim, suit or proceeding; and (y) the Indemnitor shall have the right to review and approve the Indemnitee's counsel's invoices. The indemnification obligations under this Agreement shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the consent of the Indemnitor, such consent not to be unreasonably withheld. At the Indemnitor's request and expense, each Indemnitee shall, and shall cause its employees to, provide full information and reasonable assistance to Indemnitor and its legal representatives with respect to the related Claim(s).

          2.8 Notwithstanding anything herein seemingly to the contrary, Customer shall have no indemnity obligations under this Clause 2 for any losses, damages, liabilities, settlements, penalties, fines, costs and expenses to the extent such losses, damages, liabilities, settlements, penalties, fines, costs and expenses arise out of or result from:

               2.8.1 ***; or

               2.8.2 ***, or

               2.8.3 ***; or

               2.8.4 ***.

          2.9 The provisions of this Clause 2, and the obligations of the Customer and LB, respectively, under this Clause 2, shall survive the expiration or termination for whatever reason of the Agreement.

          2.10 CLAUSE 2.4 IS IN LIEU OF ALL OTHER CONDITIONS, WARRANTIES AND STATEMENTS IN RESPECT OF THE CELL LINE, CUSTOMER MATERIALS, CUSTOMER INFORMATION, CUSTOMER KNOW-HOW, CUSTOMER PATENT RIGHTS, CUSTOMER PROCESS, NEW CUSTOMER INTELLECTUAL PROPERTY, AND CUSTOMER TECHNOLOGY, WHETHER EXPRESSED OR IMPLIED BY STATUTE, CUSTOM OF THE TRADE OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY SUCH CONDITION, WARRANTY OR STATEMENT RELATING TO THE DESCRIPTION OR QUALITY OF THE CELL LINE, CUSTOMER MATERIALS, CUSTOMER INFORMATION, CUSTOMER KNOW-HOW, CUSTOMER PATENT RIGHTS, CUSTOMER PROCESS, NEW CUSTOMER INTELLECTUAL PROPERTY, AND CUSTOMER TECHNOLOGY, THEIR FITNESS OR SUITABILITY FOR A PARTICULAR PURPOSE OR USE UNDER ANY CONDITIONS WHETHER OR NOT KNOWN TO CUSTOMER) AND ANY SUCH CONDITION, WARRANTY OR STATEMENT IS HEREBY EXCLUDED.

     3. PROVISION OF THE SERVICES

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          3.1 LB shall diligently carry out the Services as provided in Schedule
2, and shall use all reasonable efforts consistent with levels of effort that LB uses with its most important customers, to achieve the objectives and estimated timescales set out in that Schedule and deliver the Product, samples of the Product, and other Deliverables to Customer as provided in Schedule 2; provided, however, that the timescales and Product quantities set forth in Schedule 2 are estimates only. LB shall communicate with Customer regularly regarding LB's performance of the Services and shall inform Customer promptly if LB determines that LB will not or may not be able to meet the objectives or timescales, or deliver the Product quantities, Product samples, or other Deliverables set forth in Schedule 2.

          3.2 LB shall perform Runs and manufacture the Product in accordance with this Agreement, and, except as expressly set forth to the contrary in
Schedule 2 or as otherwise agreed to by the parties from time to time, in compliance with the Legal Requirements, including without limitation the requirements of cGMP, LB warrants and covenants that, except as expressly set forth to the contrary in Schedule 2 and in Clause 3.3 below, the Product resulting from the Runs shall conform to the Specifications. The Product resulting from the Runs shall be provided to Customer at no additional cost to Customer over and above the Price, and Customer may make whatever further use of such Product as Customer shall determine in its sole discretion, provided, however, that, in accordance with Schedule 2, the Product manufactured in Stage 5 shall not be used in humans.

          3.3 The parties agree that the *** Batches of Product manufactured under Stage 8 of Schedule 2 attached hereto shall comply fully with cGMP and with the parameters and target Specifications agreed to jointly by LB and the Customer, with an emphasis on the safety of the Product for use in human clinical testing and with pass/fail testing for analytical methods relating to safety. In addition, notwithstanding anything in Schedule 3 seemingly to the contrary, with respect to the Batches of Product manufactured under Stage 8, Customer shall ***.

               3.3.1 ***

     If a failure to perform the Services or produce the Product for Delivery arises due to a breach of this Agreement by LB, or LB's negligent act or omission or willful misconduct, Customer shall be entitled to all of its rights and remedies.

          3.4 LB shall comply with cGMP and the International Committee for Harmonisation ("ICH") regulatory requirements, from time to time and to the extent that the foregoing are applicable to the Services. In the event of a conflict between the ICH regulatory requirements and the cGMP regulatory requirements, the cGMP regulatory requirements shall prevail, except as may otherwise be agreed by the parties in writing.

          3.5 LB hereby undertakes not to use the Cell Line, the Customer Materials, the Customer Information, the Customer Technology, the Customer Know-How or the Customer Patent Rights, or any part of any of the foregoing, for any purpose other than to perform the Services and supply Product under this Agreement. The obligations of LB under this Clause 3.6 shall survive the expiration or termination for whatever reason of the Agreement.

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          3.6 LB shall:

               3.6.1 at all times use best efforts to keep the Cell Line, the Customer Materials and the Product secure and safe from loss and damage;

               3.6.2 not part with possession of the Cell Line or the Customer Materials or the Product, except as permitted under Clause 3.8 below for the purpose of tests at the Testing Laboratories.

          3.7 LB shall procure that all Testing Laboratories are subject to obligations of confidence and non-use substantially in the form of and at least as strict as those obligations of confidence and non-use imposed on LB under this Agreement. Each Testing Laboratory shall be subject to the prior written approval of Customer, which approval shall not be unreasonably withheld. Notwithstanding anything herein seemingly to the contrary, Customer shall have the right, at Customer's option and with no penalty, to enter into an agreement directly with one or more of the Testing Laboratories, and transfer the associated testing services from LB under this Agreement to the Testing Laboratory. LB shall ensure that Customer has the right to perform, directly or through Customer's representatives, inspections and audits of all Testing Laboratories, and Customer may condition Customer's approval of any Testing Laboratory to Customer's performance of and satisfaction with the results of such an inspection and audit. Customer shall perform and shall cause its representatives to perform any such inspections and audits in compliance with Clause 4 of this Agreement. Notwithstanding Customer's approval of any Testing Laboratory, LB shall not disclose the contents of this Agreement (including without limitation the Schedules hereto) or any of Customer's Confidential Information to such approved Testing Laboratory except to the extent necessary for such Testing Laboratory to conduct the related tests, and LB shall not transfer possession of any of the Cell Line, Customer Materials or Product to such approved Testing Laboratory except to the extent necessary for such Testing Laboratory to conduct the related tests. Neither LB nor Customer shall be liable in connection with this Agreement for any of the acts or omissions of the Testing Laboratories. LB waives, releases and agrees not to assert against Customer any claims for any losses, damages, liabilities, settlements, penalties, fines, costs and expenses of any nature that LB may incur which directly or indirectly arise out of or result from any negligent acts or omissions or willful misconduct of the Testing Laboratories; ***. LB shall, at Customer's expense, cooperate fully with Customer in the investigation and prosecution of any claim, lawsuit or other proceeding by Customer against a Testing Laboratory in connection with this Agreement for losses, damages, liabilities, settlements, penalties, fines, costs and expenses of any nature that Customer may incur which directly or indirectly arise out of or result from any negligent acts or omissions or willful misconduct of the Testing Laboratories, Nothing in this Clause shall release or shall be deemed to release either party from any liability which arise out of or result from that party's own negligent acts or omissions or willful misconduct. This Clause 3.8 shall survive the expiration or termination for whatever reason of the Agreement.

          3.8 LB shall procure, maintain and store such amounts of raw materials and components as required for the Runs, and shall perform testing and evaluation of such materials and components as set forth in the Quality Agreement attached hereto as Schedule 4 or agreed upon in

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                                       14
writing by the parties, and the cost and expense for such materials and components and the testing and evaluation of such materials and components shall be deemed included in the Prices shown on Schedule 3 hereto. LB shall be responsible for and Customer may assist with oversight and coordination of the supply logistics for the raw materials and components required for the Runs. LB shall not procure Specialized Raw Materials (defined below) until authorized to do so by Customer.

          3.9 The term "Specialized Raw Materials" as used in this Agreement means the specialized raw materials and components which are used under this Agreement to manufacture the Product. The parties shall in good faith agree in writing which raw materials and components shall be deemed to be "Specialized Raw Materials" for the purposes of this Clause 3.10. In the event the cost and expense of any Specialized Raw Materials materially exceed LB's original pricing assumptions for such Specialized Raw Materials under this Agreement, then Customer shall pay to LB the difference between the assumed cost and expense for such Specialized Raw Materials and the actual cost and expense (not including any LB mark-up or administrative fees) for such Specialized Raw Materials.

     4. QUALITY; PROJECT MANAGEMENT

          4.1 Responsibility for quality assurance and quality control shall be allocated between the parties in accordance with the Quality Agreement, a copy of which is attached hereto as Schedule 4, and standard operating procedures as may be agreed upon in writing by the parties from time to time.

          4.2 Customer and its designated representatives shall have the right to witness, inspect and audit the performance of LB's obligations, at the times and for durations set forth in the Quality Agreement and as otherwise agreed by the parties. Customer shall have access to the facilities, data and records of LB which are related to this Agreement for the purpose of conducting such inspections and audits, and LB shall use reasonable endeavours to ensure that all Testing Laboratories provide similar access to the Testing Laboratories' facilities, data and records which are related to this Agreement for such purposes. In accordance with the Quality Agreement, Customer shall have the right to review LB's non-proprietary standard operating procedures relating to the services of LB under the Quality Agreement or this Agreement.

          4.3 In accordance with the Quality Agreement, Customer will have the sole right to correspond with and submit regulatory applications and other filings to the FDA, EMEA and other regulatory authorities to obtain approvals to import, export, conduct clinical trials with, or take any other action with respect to the Product, alone or with other products (collectively, "Approvals"), when and as Customer may deem useful or necessary. Accordingly, except as otherwise required by Legal Requirements, LB will not correspond directly with the FDA, EMEA or any other regulatory agency with respect to the Product without, in each instance, first obtaining Customer's prior written consent. Notwithstanding the foregoing, LB will assist Customer, as requested by Customer and at Customer's expense, in preparing, submitting, and maintaining applications for such Approvals.

          4.4 As set forth with particularity in the Quality Agreement, LB will permit the FDA, EMEA and other regulatory authorities to conduct inspections of LB's facilities as the FDA,

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                                       15

EMEA or other regulatory authorities may request, and will cooperate with the FDA, EMEA or other regulatory authorities with respect to the inspections and any related matters, in each case related to the Product.

          4.5 Notwithstanding anything in this Agreement seemingly to the contrary, LB shall not undertake any modifications to the Process or testing processes that could delay or otherwise impact the Approvals or other regulatory submissions, including without limitation, regulatory product reviews, Investigational New Drug applications (INDs), or any other compliance status without in each case the prior written agreement of Customer.

          4.6 In accordance with the Quality Agreement, Customer shall have the right (a) to review the specifications, grades and vendors of all raw materials and components used under this Agreement to manufacture the Product, and (b) to approve the specifications, grades and vendors of all Critical Raw Materials (defined below), including excipients, and of all raw materials and components of animal or human origin, all to the extent used under this Agreement to manufacture the Product. Customer shall provide a written list to LB of those certain raw materials and components which shall constitute and be deemed to be "Critical Raw Materials" for purposes of this Agreement, and shall update the list from time to time as appropriate. Each version of the written list of the Critical Raw Materials shall be jointly agreed to by Customer and LB. Raw materials of and components of animal or human origin shall be avoided when possible.

          4.7 By not later than March 31, 2004, the Parties will establish a Joint Project Team (the "JPT"). The JPT shall be composed of representatives appointed by each of LB and the Customer. Such representatives may include, but not be limited to, the Project Manager, Technical Lead, Manufacturing Lead, Quality Control Lead, Quality Assurance/Regulatory Lead, Raw Materials Lead, Supply Chain Lead and Engineering Lead, or other individuals with expertise and responsibilities in the same areas of manufacturing, process sciences, quality control or regulatory affairs. The JPT will meet by teleconference at least once each week, or more frequently, as agreed by the JPT. The JPT will operate by unanimous decision, except as expressly set forth herein. If the JPT is unable to resolve a dispute regarding any issue presented to it, such dispute shall be resolved in accordance with Clause 11.4. The JPT is responsible for the daily monitoring and guidance of the Services to successfully achieve the deliverables of the project as outlined herein.

          4.8 By not later than March 31, 2004, each Party shall appoint a Project Manager to act as the primary contact for such Party in connection with matters related to the performance of the Services. Each such Project Manager, unless otherwise mutually agreed, shall serve as a member of the JPT.

          4.9 As set forth in the Quality Agreement, Customer shall have the right to designate one of its employees or consultants as Customer's person on plant, to be present in LB's facility during normal business hours during the term of this Agreement to observe the Runs and observe LB's performance of its obligations under this Agreement at times and for durations to be agreed. While at LB's facility, Customer's representative shall comply with all of LB's applicable policies and procedures, and, at LB's option, shall be escorted by LB personnel.

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

     5. DELIVERY, TRANSPORTATION OF PRODUCT AND CUSTOMER TESTS

          5.1 *** Unless otherwise agreed, LB shall package and label Manufactured Product for Delivery in accordance with the Specifications and its standard operating procedures and all applicable Legal Requirements. It shall be the responsibility of the Customer to inform LB in writing in advance of any special packaging and labeling requirements for Manufactured Product. All additional costs and expenses of whatever nature incurred by LB in complying with such special requirements shall be charged to the Customer in addition to the Price, Transportation of Manufactured Product, whether or not under any arrangements made by LB on behalf of Customer, shall be made at the sole risk and expense of the Customer, provided that LB has complied with any instructions provided by Customer with respect to transportation and insurance as set forth in Clauses 5.2 and 5.3 below.

          5.2 If requested in writing by the Customer, LB will (acting as agent of the Customer for such purpose) arrange the transportation of Manufactured Product from LB's premises to the third-party fill-finish contractor or other destination indicated by the Customer, together with insurance coverage for Manufactured Product in transit at its invoiced value. All additional reasonable costs and expenses of whatever nature incurred by LB in arranging such transportation and insurance shall be charged to the Customer in addition to the Price provided that LB has obtained Customer's prior written consent to incurring such additional costs and expenses.

          5.3 If requested in writing by the Customer, LB will (acting as agent for Customer) arrange for insurance of Product whilst held by LB after Delivery (awaiting transportation). The costs and expenses of such insurance shall be at Customer's expense and on reasonable terms equivalent to those under which LB insures other comparable products prior to Delivery. All such additional reasonable costs and expenses of whatever nature incurred by LB in arranging such insurance shall be charged to the Customer in addition to the Price, provided that LB has obtained Customer's prior written consent to incurring such additional costs and expenses. Notwithstanding the foregoing, in the event LB has been requested to arrange the transportation of Manufactured Product in accordance with Clause 5.2 above, the costs and expenses of such insurance of Manufactured Product whilst held by LB after Delivery (awaiting transportation) shall be at LB's expense for up to fourteen (14) days and thereafter shall be at Customer's expense, provided, however, that in the event the delay in transportation is caused by LB, then the costs and expenses of such insurance shall be at LB's expense until the Manufactured Product has been loaded onto the appropriate collecting vehicle, except as may be otherwise agreed by the parties in writing.

          5.4 LB shall deliver to Customer the Certificate of Analysis not later than the date of Delivery. Notwithstanding the foregoing, at Customer's request, LB will Deliver Manufactured Product in quarantine prior to delivery of the Certificate of Analysis. Such request shall be accompanied by Customer's written acknowledgement that the Manufactured Product has been Delivered without the transmittal to Customer of a Certificate of Analysis, that accordingly the Manufactured Product cannot be administered to humans until transmittal of the Certificate of Analysis, and that Customer nevertheless accepts full risk of loss to and title and ownership of the Manufactured Product. The Delivery of Product in quarantine shall be subject to such testing

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                                       17
requirements as LB may reasonably require, and the *** period referred to in Clause 5.7 shall run from Customer's receipt of samples of such Manufactured Product together with the related consolidated Batch record.

          5.5 Where LB has made arrangements for the transportation of Manufactured Product, the Customer shall diligently examine the Manufactured Product as soon as practicable after receipt. Notice of all claims (time being of the essence) arising out of:

               5.5.1 visible damage to or total or partial loss of Manufactured Product in transit shall be given in writing to LB within *** of receipt by Customer at Customer's facility or of receipt by Customer's third party supplier at such third party's facility; or

               5.5.2 non-Delivery shall be given in writing to LB within *** after the later of (a) the date of LB's despatch notice, and (b) Customer's actual knowledge of non-Delivery.

          5.6 The Customer shall make damaged Manufactured Product and associated packaging materials available for inspection and shall comply with the requirements of any insurance policy covering the Manufactured Product of which LB has given Customer notice. LB shall offer the Customer all reasonable assistance (at the cost and expense of the Customer) in pursuing any claims arising out of the transportation of Manufactured Product.

          5.7 LB shall deliver to Customer samples of all Batches manufactured under this Agreement, as and when Batches are manufactured, together with the related consolidated Batch record requested by Customer to enable Customer to inspect and perform testing on such samples. Promptly following receipt of Manufactured Product or any sample thereof, the Customer may inspect the Manufactured Product or sample and carry out any of the tests outlined or referred to in the Specifications set out in Schedule 1 and such additional tests as may be prudent in Customer's reasonable discretion. Subject to Clause 3.2, if such tests show that the Manufactured Product fails to meet the Specifications, the Customer shall give LB written notice thereof within *** after Customer's receipt at Customer's facility of samples of such Batch together with the related consolidated Batch record and shall return such Manufactured Product (except for reference samples retained by Customer) at LB's expense to LB's premises for further testing. In the absence of such written notice, Manufactured Product shall be deemed to have been accepted by the Customer as meeting the Specifications. Subject to Clause 3.2, if Customer has reasonably demonstrated to LB that Manufactured Product returned to LB fails to meet the Specifications, and LB has failed to prove that such failure is due (in whole or in part) to acts or omissions of the Customer or any third party after Delivery, LB shall at Customer's discretion refund that part of the Price that relates to the production of such Manufactured Product or replace such Manufactured Product at LB's own cost and expense. In the event Customer requires LB to replace such Manufactured Product, LB shall use all reasonable endeavours to do so as soon as possible with the minimum delay.

          5.8 Subject to Clause 3.2, if there is any dispute concerning whether Manufactured Product returned to LB fails to meet the Specifications or whether such failure is due (in whole or in part) to acts or omissions of the Customer or any third party after Delivery, such

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                                       18
dispute shall be resolved in accordance with the dispute resolution procedures described in Clause 11.4 below.

          5.9 Subject to Clause 7, LB's liability hereunder in respect of Manufactured Product that fails to meet the Specifications shall be limited to refund or replacement, in accordance with and as set forth with more particularity in Clause 5,7 above; provided, however, that the foregoing limitation of liability shall not apply in the event such failure is caused by the negligent act or omission or willful misconduct of LB.

     6. PRICE AND TERMS OF PAYMENT

          6.1 Unless otherwise indicated in writing by LB, all prices and charges payable to Lonza are exclusive of Value Added Tax or of any other applicable taxes, levies, imposts, duties and fees of whatever nature imposed by or under the authority of any government or public authority, which shall be paid by the Customer (other than taxes on LB's income). LB shall add all such taxes as separate line items on invoices. All invoices are strictly net and payment must be made within thirty (30) days of Customer's receipt of invoice. Notwithstanding the foregoing, no amounts shall be invoiced until such amounts are then due and payable in accordance with the Schedules to this Agreement, including without limitation and as appropriate the completion of the related Services and Customer's receipt and acceptance of the related Deliverables. The invoices shall be in ***, and all payments made by Customer shall be made in
***.

          6.2 In default of payment on due date:

               6.2.1 interest shall accrue on any amount overdue at the per annum interest rate *** above *** from time to time as published in the "Money Rates" section of The Wall Street Journal, on the 1st business day of each month, beginning with the month in which the payment became delinquent, with interest to accrue on a day to day basis both before and after judgement, adjust monthly on the 1st day of each month, beginning with the second month of delinquency, and be calculated on the number of days such payment is delinquent; and

               6.2.2 For so long as such payment delinquency remains uncured, LB shall, at its sole discretion, and without prejudice to any other of its accrued rights, be entitled to suspend the provision of the Services or, if Customer has not remedied such payment delinquency within *** of the receipt by Customer of notice of nonpayment and demand for remedy, to treat the Agreement as repudiated.

     7. LB WARRANTIES AND COVENANTS AND INDEMNITY

          7.1 LB warrants and covenants that:

               7.1.1 the Services shall be performed in accordance with this Agreement, including without limitation Clauses 3.1 and 3.2 above;

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                                       19

               7.1.2 LB has the right and necessary corporate authorisations to enter into this Agreement;

               7.1.3 LB has the necessary rights to licence or permit Customer to use the LB Process, LB Know-How, LB Patent Rights, and New General Application Intellectual Property in accordance with the terms of this Agreement, including without limitation in accordance with and pursuant to Clause 9 below;

               7.1.4 any of the LB Process, LB Know-How, LB Patent Rights, and New General Application Intellectual Property referred to in Clause 7.1.3 above that are not owned by LB are licensed to LB under a licence which grants LB the necessary rights to licence or permit Customer to use the LB Process, LB Know-How, LB Patent Rights, and New General Application Intellectual Property in accordance with the terms of this Agreement, including without limitation in accordance with and pursuant to Clause 9 below;

               7.1.5 LB will not cause or permit any liens or encumbrances of any kind arising through LB to attach to Product, and unencumbered title to Manufactured Product will be conveyed to Customer upon Delivery;

               7.1.6 the LB Know How, LB Patent Rights, LB Process and the New General Application Intellectual Property are owned by LB or LB is otherwise entitled to use them for the purposes of providing Services under this Agreement and LB shall not do or cause anything to be done which would adversely affect their ownership or entitlement to use the same for those purposes;

               7.1.7 to the best of LB's knowledge and belief, the use of the LB Process, LB Know-How, LB Patent Rights, and New General Application Intellectual Property in accordance with the terms of this Agreement (including without limitation the use by Customer in accordance with and pursuant to the provisions of Clause 9 below) do not and will not infringe any intellectual property rights or industrial property rights of any third party (including without limitation any LB Affiliate) and do not involve the wrongful use of any trade secret or confidential information, nor is there any claim to the contrary outstanding;

               7.1.8 LB will notify Customer in writing immediately if it receives or is notified of a claim that the use by LB of the LB Process, LB Know-How, LB Patent Rights and/or New General Application Intellectual Property for Services or the use by Customer in accordance with the terms of this Agreement infringes any third party's intellectual property rights or industrial property rights or involves the wrongful use of any trade secret or confidential information; and

               7.1.9 at the date of this Agreement LB is not a party to any agreement that prohibits or prevents it from performing the Services or otherwise fulfilling its obligations under this Agreement and covenants that it will not enter into any such agreement.

          7.2 CLAUSES 3, 4 AND 7.1 ARE IN LIEU OF ALL CONDITIONS, WARRANTIES AND STATEMENTS IN RESPECT OF THE SERVICES AND/OR THE

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PRODUCT WHETHER EXPRESSED OR IMPLIED BY STATUTE, CUSTOM OF THE TRADE OR
OTHERWISE (INCLUDING BUT WITHOUT LIMITATION ANY SUCH CONDITION, WARRANTY OR STATEMENT RELATING TO THE DESCRIPTION OR QUALITY OF THE PRODUCT, ITS FITNESS OR SUITABILITY FOR A PARTICULAR PURPOSE OR USE UNDER ANY CONDITIONS WHETHER OR NOT KNOWN TO LB) AND ANY SUCH CONDITION, WARRANTY OR STATEMENT IS HEREBY EXCLUDED.

          7.3 Subject to and except to the extent of any indemnification from Customer pursuant to Clauses 2.5 and 2.6 above, LB undertakes to indemnify and to maintain Customer promptly indemnified against all losses, damages, liabilities, settlements, penalties, fines, costs and expenses of any nature (including court costs and reasonable legal fees on a full indemnity basis), that Customer may incur to the extent such liabilities arise directly out of or result from any claim, lawsuit or other action by a third party arising out of or resulting from (a) any breach of any of the warranties given by LB in Clause
7.1 above; or (b) any negligent act or omission or willful misconduct of LB.

          7.4 Notwithstanding anything herein seemingly to the contrary, LB shall have no indemnity obligations under this Clause 7 for any losses, damages, liabilities, settlements, penalties, fines, costs or expenses to the extent such losses, damages, liabilities, settlements, penalties, fines, costs and expenses arise out of or result from: ***

          7.5 Nothing contained in this Agreement shall purport to exclude or restrict any liability for death or personal injury resulting directly from negligence by LB in carrying out the Services or any liability for breach of the implied undertakings of LB as to title.

          7.6 This Clause 7 and the obligations of LB under this Clause 7 shall survive the expiration or termination for whatever reason of the Agreement.

     8. CONFIDENTIALITY AND NON-USE

          8.1 The Customer acknowledges that LB Know-How, LB Process, LB Patent Rights and General Application Intellectual Property and any of LB's other Intellectual Properly disclosed to, supplied to or held by Customer pursuant to this Agreement, and LB acknowledges that Customer Know-How, Customer Patent Rights, Customer Technology, Customer Information, Customer Process, New Customer Intellectual Property, Customer Materials and the Cell Line and any of Customer's other Intellectual Property disclosed to, supplied to or held by LB pursuant to this Agreement (all of the foregoing collectively referred to as "Confidential Information") is, subject to Clause 8.5, supplied and shall be held in circumstances imparting an obligation of confidence and each agrees to keep the other party's Confidential Information secret and confidential and to respect the other's proprietary rights therein and not at any time for any reason whatsoever to disclose or permit such Confidential Information to be disclosed to any third party save as expressly provided herein or to be used for any purpose not expressly authorized under this Agreement For the avoidance of doubt, the parties agree that all portions of documents and records describing and to the extent relating to the Product and the Customer Process shall be kept confidential by Lonza in accordance with the terms of this Clause 8.

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                                       21

          8.2 The Customer and LB shall each procure that all their respective employees, consultants, contractors and persons for whom it is responsible having access to the other party's Confidential Information shall be subject to the same obligations of confidence as the principals pursuant to Clauses 8.1 and
8.3 and, in addition, with respect to LB, to the same obligations of non-use pursuant to Clauses 2.3, 3.6 and 8.1, and shall be bound, by written confidentiality agreements in support of all such obligations.

          8.3 LB and the Customer each undertake, except as set forth herein, not to disclose or permit to be disclosed to any third party, or otherwise make use of or permit to be made use of (a) any Confidential Information of the other, or of any Affiliate of the other, or of any suppliers, agents, distributors, licensees or other customers of the other which comes into the receiving party's possession under this Agreement or (b) the commercial terms of this Agreement, except to the extent that any of the foregoing is required to be disclosed pursuant to subpoena, court order, judicial process or otherwise by law, provided the receiving party provides prompt notice to the disclosing party of such requirement in order to give the disclosing party an opportunity to timely seek a protective order or other appropriate judicial relief. In the event the disclosing party is unable to obtain a protective order or other appropriate judicial relief, the receiving party shall disclose only that portion of the disclosing party's Confidential Information which is legally required to be disclosed, and ensure that all such Confidential Information of the disclosing party shall be redacted to the fullest extent permitted by law prior to such disclosure and that the disclosing party shall be given an opportunity to review the Confidential Information prior to its disclosure. Notwithstanding the foregoing, (i) LB may disclose Customer's Confidential Information to LB's Affiliate, Lonza Biologics, Inc., for purposes consistent with this Agreement; provided, however, that LB shall ensure that its Affiliate is subject to obligations of confidentiality and non-use with respect to the Confidential Information at least as strict as those set forth herein, and provided further that LB shall remain liable for the acts or omissions of its Affiliate with respect to such Confidential Information, and (ii) either party may disclose the other party's Confidential Information to any contractors or consultants approved in writing by the other party, such approval not to be unreasonably withheld or delayed, for purposes consistent with this Agreement; provided, however, that in each case the party disclosing the other party's Confidential Information shall ensure that the third party receiving the information is subject to contractual obligations of confidentiality and non-use with respect to the Confidential Information at least as strict as those set forth herein; and provided further that the party disclosing the other party's Confidential Information shall remain liable for the acts or omissions of such third party with respect to such Confidential Information.

          8.4 The obligations of confidence referred to in this Clause 8 shall not extend to any information which:

               8.4.1 is or becomes generally available to the public otherwise than by reason of a breach by the recipient party of the provisions of this Clause 8;

               8.4.2 is known to the recipient party and is at its free disposal, without an obligation of confidence, prior to its receipt from the disclosing party;

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

               8.4.3 is subsequently disclosed to the recipient party without being made subject to an obligation of confidence; or

               8.4.4 is developed by any servant or agent of the recipient party without access to or use or knowledge of the Confidential Information of the disclosing party.

          8.5 The parties acknowledge that:

               8.5.1 without prejudice to any other rights and remedies that the parties may have, the parties agree that the Confidential Information is valuable and that damages may not be an adequate remedy for any breach of the provisions of Clauses 2.3, 3.6, 8.1, 8.2, 8.3 and 8.4. The parties agree that the relevant party will be entitled without proof of special damage to the remedies of an injunction and other equitable relief for any actual or threatened breach by the other party;

               8.5.2 Customer acknowledges that, save as expressly provided in this Agreement (including without limitation Clauses 9.8.4 and 9.8.7 below), the Customer shall not at any time have any right, title, license or interest in or to LB Know-How, the LB Patent Rights, the LB Process, the New General Application Intellectual Property or any of LB's other Intellectual Property, and

               8.5.3 LB acknowledges that, save as expressly provided in this Agreement, LB shall not at any time have any right, title, license or interest in or to the Customer Information, the Customer Materials, the Cell Line, Customer Know-How, Customer Patent Rights, the Customer Technology, the New Customer Intellectual Property, the Customer Process or any of Customer's other Intellectual Property.

          8.6 This Clause 8 and the obligations of LB and the Customer under this Clause 8 shall survive the expiration or termination for whatever reason of the Agreement.

     9. TERMINATION; OWNERSHIP; LICENSE RIGHTS

          9.1 This Agreement shall begin on the Effective Date and, unless earlier terminated as set forth in this Clause 9, shall terminate and expire when the last obligation to be performed under this Agreement has been performed. If it becomes apparent to either LB or the Customer at any stage in the provision of the Services that it will not be possible to complete the Services for scientific or technical reasons, and such party gives written notice thereof to the other party, *** period shall be allowed for good faith discussion and attempts to resolve such problems. If such problems are not resolved within such period, LB and the Customer shall each have the right to terminate the Agreement forthwith by notice in writing. In the event of such termination, the Customer shall pay to LB a termination sum calculated by reference ***.

          9.2 Customer may in its sole discretion terminate the Services at any time for any reason or for no reason whatsoever by giving not less than *** notice in writing to LB. In the event of termination pursuant to this Clause 9.2 and subject to Clauses 9.4 and 9.5, the Customer shall pay LB a termination sum calculated in accordance with the principles of Clause 9.1 above plus;

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

               9.2.1 in the event notice to terminate Services pursuant to this Clause 9.2 is issued to LB ***or less before LB's then estimated start date for any stage of those Services which include cGMP fermentation activities, Customer shall pay LB a sum ***, which payment shall fall due to LB on or before the date of termination of such Services; or

               9.2.2 in the event notice to terminate Services pursuant to this Clause 9.2 is issued to LB more than *** but not more than *** before LB's then estimated start date for any stage of those Services which include cGMP fermentation activities, Customer shall pay LB a sum equal to ***, which payment shall fall due to LB on or before the date of termination of such Services; or

               9.2.3 in the event notice to terminate Services pursuant to this Clause 9.2 is issued to LB more than *** before LB's then estimated start date for any stage of Services which include cGMP fermentation activities, no payment shall be due for the stage or stages in question.

          9.3 The obligation to make payment under Clause 9.2 shall be reduced (retrospectively, and hence LB shall make an appropriate refund to Customer) to the extent that LB mitigates its loss in this regard (and LB shall promptly notify the Customer of any such mitigation). LB shall make all reasonable efforts so to mitigate such losses. This provision shall not entitle the Customer to be refunded an amount greater than that paid by Customer to LB pursuant to this Clause 9 ***.

          9.4 For the avoidance of doubt, activities relating to cGMP fermentation shall be deemed to commence with the date of removal of the vial of cells for the performance of the fermentation from frozen storage.

          9.5 In addition to the termination rights set forth above, the parties may each terminate the Agreement forthwith by notice in writing to the other party upon the occurrence of any of the following events:

               9.5.1 if one party commits a material breach of the Agreement (which shall include without limitation a breach of the warranties set out in Clauses 2 and 7 respectively), and such breach is not capable of remedy, then the non-breaching party may terminate the Agreement forthwith by notice in writing to the breaching party, and, if such breach is capable of remedy but is not remedied within *** of the receipt by the breaching party of notice identifying the breach and requiring its remedy, then the non-breaching party may terminate the Agreement forthwith by notice in writing to the breaching party; or

               9.5.2 if one party ceases for any reason to carry on business or compounds with or convenes a meeting of its creditors or has a receiver or manager appointed in respect of all or any part of its assets or is the subject of an application for an administration order or of any proposal for a voluntary arrangement or enters into liquidation (whether compulsorily or voluntarily) or undergoes any analogous act or proceedings under foreign law, then the other party may terminate the Agreement forthwith by notice in writing to the breaching party.

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

          9.6 Upon the termination or expiration of the Agreement for whatever reason:

               9.6.1 LB shall cease all use of and shall promptly return to the Customer all Customer Information and shall, as directed by Customer, dispose of or return to the Customer the Customer Materials, the Cell Line, the Product, the Deliverables, the Documentation, any in-process Product or materials, and any materials deriving from any of the foregoing. Notwithstanding the foregoing, the parties agree that, in the event LB has terminated the Agreement pursuant to Clause 9.5.1 above because of a material payment default by Trubion, men LB shall have no obligation to deliver Manufactured Product (or Product to the extent the term "Product" refers to the tangible forms of the Product manufactured under this Agreement using the Process) to Trubion as required under this Clause 9.6.1 unless and until the payment default has been cured;

               9.6.2 LB shall not thereafter use or exploit the Customer Know-How, Customer Patent Rights, the Customer Technology, the New Customer Intellectual Property (including without limitation the Customer Process), the Customer Information, the Cell Line, the Product, or the Customer Materials, or any of Customer's other Intellectual Property;

               9.6.3 the Customer shall promptly return to LB all LB Know-How it has received from LB;

               9.6.4 the Customer shall not thereafter use or exploit the LB Patent Rights the LB Process or the LB Know-How or any of LB's other Intellectual Property in any way whatsoever, except as permitted under and in accordance with Clauses 9.8.4, 9.8.7, and 9.9 below and subject to the provisions set forth in Clause 9.10 below;

               9.6.5 LB shall refund within thirty (30) days of the effective date of such termination all amounts paid to LB in excess of the amounts owed to LB under this Agreement, including without limitation the amounts owed to LB if any, pursuant to this Clause 9; and

               9.6.6 LB and the Customer shall do all such acts and things and shall sign and execute all such deeds and documents as the other may reasonably require to evidence compliance with this Clause 9.6.

          9.7 Expiration or termination of the Agreement for whatever reason shall not affect the accrued rights of either LB or the Customer arising under or out of this Agreement and all provisions which are expressed to survive the Agreement shall remain in full force and effect. For the avoidance of doubt, the provisions of Clauses 2, 3, 7, 8, 9, 11 and 14 will survive the expiration or termination of this Agreement for any reason, and, except as otherwise expressly provided in this Clause 9.7, all other rights and obligations of the parties under this Agreement will terminate upon termination or expiration of this Agreement.

          9.8 Ownership; License Rights.

               9.8.1 Except as expressly provided in Clause 2.3 above and Clause
9.8.7 below, neither party will, as a result of this Agreement, acquire any right, title, or interest in any

Intellectual Property that the other party owned or controlled as of the Effective Date of this Agreement, or that the other party obtains ownership or control of separate and apart from the performance of this Agreement.

               9.8.2 Except as expressly provided in Clause 9.8.4 below, LB shall own all right, title and interest in "New General Application Intellectual Property." which as used in this Agreement means Intellectual Property that LB and/or its Affiliates, contractors or agents develops, conceives, invents, reduces to practice or makes in the course of performance of this Agreement and that meets each of the following three criteria: ***.

               9.8.3 Except for and not including the New General Application Intellectual Property, Customer shall own all right, title, and interest in any and all Intellectual Property that LB and/or its Affiliates, the Testing Laboratories or other contractors or agents of LB conceives, invents, reduces to practice, develops or makes, solely or jointly with Customer or others, in the course of performance of this Agreement or as a result of receipt of Customer Technology (collectively, the "New Customer Intellectual Property"), including without limitation the Customer Process and all improvements to the Customer Technology. For the avoidance of doubt, the parties confirm that LB shall have no obligation to cause any of the Testing Laboratories or other contractors or agents of LB to assign their respective rights, titles and interests in any New Customer Intellectual Property to Trubion, other than the obligations set forth in Clause 9.8.5 below. LB hereby assigns to Customer and shall continue to assign to Customer all of its right, title and interest in any New Customer Intellectual Property. LB shall promptly disclose to Customer in writing all New Customer Intellectual Property. LB shall execute, and shall require LB's personnel involved in the performance of the Services to execute, any documents required to confirm Customer's ownership of the New Customer Intellectual Property, and any documents required to apply for, maintain and enforce any patents or other rights in the New Customer Intellectual Property. Upon Customer's request and at Customer's reasonable expense, and at no cost to LB, LB shall assist Customer as may he necessary to apply for, maintain and enforce any patents or other rights in the New Customer Intellectual Property. For the avoidance of doubt, the parties agree that the term "New Customer Intellectual Property" shall not under any circumstances be interpreted or defined to include any "New General Application Intellectual Property."

               9.8.4 Subject to Clause 9.10 below, LB hereby grants Customer a non-exclusive, worldwide, fully paid-up, irrevocable and transferable license, with the right to grant and authorize sublicenses, under and to all New General Application Intellectual Property, to the extent such New General Application Intellectual Property is useful or beneficial to develop, conduct clinical trials for, formulate, manufacture, test, seek regulatory approval for, market, commercialize, make, have made, use, sell, import, and distribute Product.

               9.8.5 LB shall use its reasonable efforts to procure that all Testing Laboratories and other contractors arid agents of LB involved in the performance of the Services, and their respective personnel, shall be subject to the same agreements and obligations as LB pursuant to Clauses 9.8.3 and 9.8.4, and shall be bound by written agreements in support of all such agreements and obligations, including without limitation an assignment to Customer all of the

                                                          CONFIDENTIAL TREATMENT

Testing Laboratories, contractors and agents' right, title and interest in any New Customer Intellectual Property.

               9.8.6 Upon the earlier of the completion of the Services or the termination or expiration of this Agreement, LB shall deliver to Customer all materials related to the New Customer Intellectual Property, regardless of the method of storage or retrieval, in such form as such materials are then currently in the possession of LB. Alternatively, at Customer's written request, LB shall dispose of such related materials or retain them for a period of time agreed upon by the parties; provided, however, that Customer shall pay the reasonable costs associated with LB disposing of or retaining such materials.

               9.8.7 Subject to Clause 9.10 below, LB hereby grants Customer a non-exclusive, worldwide, fully paid-up, irrevocable and transferable license, with the right to grant and authorize sublicenses, under and to the LB Patent Rights and LB Know-How to use the LB Patent Rights, the LB Know-How and the LB Process, alone or in combination with the Customer Process or such other technology or Intellectual Property that Customer chooses, in its sole discretion, to develop, conduct clinical trials for, formulate, manufacture, test, seek regulatory approval for, market, commercialize, make, have made, use, sell, import, and distribute Product. For the avoidance of doubt, no licence is granted to Customer under this Clause 9.8.7 or otherwise under this Agreement in respect of LB's glutamine synthetase (GS) gene expression system, which shall be the subject of a separate licence agreement between the parties.

          9.9 The parties intend that the Process shall be fully portable by Trubion. The parties intend that the Process shall be fully portable by Trubion. At the request of Customer at any time and from time to time during the term of this Agreement and within *** following the expiration or termination of this Agreement, LB shall transfer to Customer (or its designee) the Process for the Product and all manufacturing technology and know-how related thereto (the "Technology Transfer"). ***.

          9.10 Notwithstanding anything in Clause 9.8.4 or 9.8.7 seemingly to the contrary, the parties agree as follows:

               9.10.1 Upon the expiration or termination of this Agreement, Customer shall have no right to exercise the license rights granted by LB to Customer under Clauses 9.8.4 and 9.8.7 unless and until the Technology Transfer fee has been paid in accordance with Clause 9.9 above.

               9.10.2 During the term of this Agreement, Customer shall have no right to exercise the license rights granted by LB to Customer under Clauses
9.8.4 and 9.8.7 to manufacture the Product at a Trubion facility or at a third-party facility that is not owned or operated by Lonza or its Affiliates, unless and until the Technology Transfer fee described in Clause 9.9 above has been paid.

Furthermore, for the avoidance of doubt, the parties agree that the Technology Transfer shall be performed in accordance with and subject to the provisions of Clause 9.9, and the parties

                                                          CONFIDENTIAL TREATMENT
acknowledge that Clause 9.9, and the obligations of the parties thereunder, shall survive the expiration or termination of this Agreement.

          9.11 The terms of this Clause 9 shall survive the expiration or termination for whatever reason of this Agreement.

     10. FORCE MAJEURE

          10.1 If either party is prevented or delayed in the performance of any of its obligations under the Agreement by Force Majeure and shall give written notice thereof to the other party specifying the matters constituting Force Majeure together with such evidence as the party giving notice reasonably can give and specifying the period for which it is estimated that such prevention or delay will continue, the party giving notice shall be excused from the performance or the punctual performance of such obligations as the case may be from the date of such notice for so long as such cause of prevention or delay shall continue. Notwithstanding the foregoing, in the event that LB is prevented from performance by Force Majeure by longer than ***, Customer shall be entitled to terminate this Agreement upon written notice, but such termination shall not be considered as termination under Clause 9.5.1 hereof.

          10.2 The expression "Force Majeure" shall be deemed to include any cause affecting the performance by a party of the Agreement to the extent that it arises from or attributable to acts, events, acts of God, omissions or accidents beyond the reasonable control of the party giving notice of the Force Majeure event.

     11. GOVERNING LAW, JURISDICTION AND ENFORCEABILITY; DISPUTE RESOLUTION

          11.1 The construction, validity and performance of the Agreement shall be governed by the laws of ***. This Agreement shall not be governed by the United Nations Convention on Contracts for the International Sale of Goods, the application of which is disclaimed.

          11.2 No failure or delay on the part of either LB or the Customer to exercise or enforce any rights conferred on it by the Agreement shall be construed or operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege or further exercise thereof operate so as to bar the exercise or enforcement thereof at any time or times thereafter.

          11.3 The illegality or invalidity of any provision (or any part thereof) of this Agreement shall not affect the legality, validity or enforceability of the remainder of its provisions or the other parts of such provision as the ease may be.

          11.4 If any dispute arises relating to the performance of either party under this Agreement that the parties are unable to resolve in the ordinary course of business (a "Dispute"), the parties will use good-faith efforts to resolve the matter in accordance with this Clause 11.4 prior to instituting any legal proceeding in connection therewith; provided, however, that nothing herein will require either party to forego or delay the institution of any proceeding to seek equitable or injunctive relief to stop or prevent any breach of this Agreement if it reasonably believes that it

                                                          CONFIDENTIAL TREATMENT
would be irreparably harmed by any delay in seeking such relief. If a dispute occurs, either party may, by written notice to the other party, have such dispute referred to their respective officers designated below (or their respective designees) for attempted resolution by good faith negotiations within *** after such notice is received. The original designated officers are:

     For LB: Rene Imwinkelried, Director and Head of Slough Site

     For Customer: Dr. Peter A. Thompson, MD, President and CEO.

     In the event the designated officers (or their respective designees) are not able to resolve such dispute within such ***, or such other period of time as the parties may mutually agree in writing, the parties shall have the right to pursue any and all remedies at law and in equity. Notwithstanding the foregoing, Disputes regarding nonconforming bulk Product under Section 5.9 above will be referred first to the officers designated above and then, in the event that such officers are unable to resolve the Dispute, to an independent expert (acting as an expert and not as an arbitrator) to be appointed by agreement between LB and the Customer or, in the absence of agreement, by the President for the time being of the Association of the British Pharmaceutical Industry. The costs of such independent expert shall be borne equally between LB and the Customer. The decision of such independent expert shall be in writing and, save for manifest error on the face of the decision, shall be binding on both LB and the Customer.

     12. NOTICES

          12.1 Any notice or other communication to be given under this Agreement shall be delivered personally or sent by facsimile transmission and acknowledged by the intended recipient, or if facsimile transmission is not available, by first class pre-paid post addressed as follows:

          If to Lonza Biologics to: Lonza Biologics plc
                                    228 Bath Road
                                    Slough
                                    Berkshire SL1 4DX
                                    England
                                    Facsimile: +44 1753 777001

          For the attention of:     ***

          If to the Customer to:    Trubion Pharmaceuticals, Inc.
                                    24014th Ave., Suite 1050
                                    Seattle, WA 98121
                                    USA
                                    Facsimile: +1-206-838-0503

          For the attention of:     Kendall M. Mohler, Ph.D.
                                    Senior Vice President, R & D

                                                          CONFIDENTIAL TREATMENT
or to such other destination as either party hereto may hereafter notify to the other in accordance with the provisions of this Clause 12.

          12.2 All such notices or other communications shall be deemed to have been served as follows:

               12.2.1 if delivered personally, at the time of such delivery;

               12.2.2 if sent by facsimile, upon receipt of the transmission confirmation slip showing completion of the transmission;

               12.2.3 if sent by first class pre-paid post, upon receipt by the addressee.

     13. MISCELLANEOUS

          13.1 Neither party shall be entitled to assign, transfer, charge or in any way make over the benefit and/or the burden of this Agreement without the prior written consent of the other which consent shall not be unreasonably withheld or delayed, save that either party shall be entitled without the prior written consent of the other to assign, transfer, charge, sub-contract, deal with or in any other manner make over the benefit and/or burden of this Agreement to an Affiliate or to any company with which the assigning party may merge or to any company to which it may transfer its assets and undertakings.

          13.2 The text of any press release or other communication to be published by or in the media concerning the subject matter of the Agreement shall require the prior written approval of LB and the Customer, LB shall not make use of Customer's name in any advertisement or promotional material or customer list without in each case the prior written consent of Customer. Consent to be given under this Clause 13.2 shall not be unreasonably withheld or delayed. Notwithstanding anything in this Agreement seemingly to the contrary, LB hereby consents to Customer's disclosure of LB's name to Customer's current and potential employees, directors, shareholders, investors, partners, and subcontractors.

          13.3 The Agreement embodies the entire understanding of LB and the Customer and there are no promises, terms, conditions or obligations, oral or written, expressed on implied, other than those contained in the Agreement, The terms of the Agreement shall supersede all previous agreements (if any) which may exist or have existed between LB and the Customer relating to the Services.

          13.4 The parties to this Agreement do not intend that any term hereof should be enforceable by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Agreement.

          13.5 No variation of or addition to this Agreement or any part thereof shall be effective unless in writing and signed on behalf of both parties, Notwithstanding the above the parties hereby confirm that amendments to the Specifications shall be effective if reduced to writing

                                                          CONFIDENTIAL TREATMENT
and signed by the quality and/or regulatory representative of both parties, which quality and/or regulatory representative shall be nominated from time to time by each party. In the event of any conflict between the main body of this Agreement and any Schedule, the terms of the main body of this Agreement shall control.

          13.6 Each of the parties to this Agreement is an independent contractor and nothing herein contained shall be deemed to constitute the relationship of partners, joint venturers, nor of principal and agent between the parties. Neither party shall hold itself out to third parties as purporting to act on behalf of, or serving as the agent of, the other party.

          13.7 This Agreement and any amendment hereto may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute the same instrument This Agreement may be executed by facsimile or original, and a facsimile signature shall be deemed to be and shall be as effective as an original signature.

     14. LIMITATION OF LIABILITY; EXCLUSION OF CERTAIN DAMAGES

          14.1 LB's aggregate liability for direct damages arising out of or in connection with this Agreement or the transactions contemplated hereby shall not exceed the total maximum aggregate sum payable under this Agreement for the Services, in accordance with Schedule 3 (Price and Terms of Payment) attached hereto, except that the foregoing limitation shall not apply in the case of (a) breach of Clause 8 (Confidentiality and Non-Use) by LB, (b) personal injury or death, or (c) grossly negligent or intentionally wrongful acts or omissions of LB. The foregoing limitation shall also not apply to claims arising under, or LB's breach of, Clause 7.1 within Clause 7 (LB Warranties and Covenants and Indemnity); provided, however, that LB's aggregate liability for direct damages arising out of or in connection with claims arising under, or LB's breach of, Clause 7.1 within Clause 7 (LB Warranties and Covenants and Indemnity), shall not exceed the greater of (a) the total maximum aggregate sum payable under this Agreement for the Services, in accordance with Schedule 3 (Price and Terms of Payment) attached hereto, and (b) ***.

          14.2 NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING LOST PROFITS, LOST DATA, LOST REVENUES, AND LOSS OF BUSINESS OPPORTUNITY, WHETHER OR NOT THE OTHER PARTY WAS AWARE OR SHOULD HAVE BEEN AWARE OF THE POSSIBILITY OF THESE DAMAGES, EXCEPT THAT THE FOREGOING LIMITATION SHALL NOT APPLY IN THE CASE OF (a) BREACH OF CLAUSE 8 (CONFIDENTIALITY AND NON-USE) BY EITHER PARTY, (b) PERSONAL INJURY OR DEATH, OR (c) GROSSLY NEGLIGENT OR INTENTIONALLY WRONGFUL ACTS OR OMISSIONS.

          14.3 The terms of this Clause 14 shall survive the expiration or termination for whatever reason of this Agreement.

                                                          CONFIDENTIAL TREATMENT

              [The remainder of this page intentionally left blank]

                                                          CONFIDENTIAL TREATMENT

     AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.

Signed for and on behalf of
LONZA BIOLOGICS PLC                     /s/ Rene Imwinkelried
                                        ----------------------------------------
                                        Senior Vice President
                                        Head R & D Pharmaceuticals
                                        TITLE


Signed for and on behalf of
TRUBION PHARMACEUTICALS, INC.           /s/ Peter A. Thompson
                                        ----------------------------------------
                                        President & CEO
                                        TITLE

                                                          CONFIDENTIAL TREATMENT

                                   SCHEDULE 1
                         DEFINITIONS AND SPECIFICATIONS

DEFINITIONS

For the purpose of this document:

"Cell Line" shall mean the *** cell line created by the Customer expressing Product.

"Product" shall mean the Small Modular ImmunoPharmaceutical (SMIP) produced by the Cell Line known as TRU-015.

SPECIFICATIONS

1.1  EXAMPLE OF TYPICAL INITIAL SPECIFICATION FOR BULK PURIFIED PRODUCT

     (These examples are only examples of typical specifications, and shall not be considered to be the specifications related to the Product)

         TEST              METHOD   SPECIFICATION
         ----              ------   -------------
         CHARACTERISTICS
1.1.1    ***               ***      ***
1.1.2    ***               ***      ***
1.1.3    ***               ***      ***
1.1.4    ***               ***      ***
1.1.5    ***               ***      ***
1.1.6    ***               ***      ***
1.1.7    ***               ***      ***
1.1.8    ***               ***      ***
1.1.9    ***               ***      ***
1.1.10   ***               ***      ***
1.1.11   ***               ***      ***.
1.1.12   ***               -***     ***-

1.2  EXAMPLE OF TYPICAL SPECIFICATION FOR BULK FERMENTER HARVEST

     (These examples are only examples of typical specifications, and shall not be considered to be the specifications related to the Product)

         TEST              METHOD   SPECIFICATIONS
         ----              ------   --------------


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                                        1

1.2.1    ***               ***      ***
1.2.2    ***               ***      ***
1.2.3    ***               ***      ***

                                                          CONFIDENTIAL TREATMENT

1.3  FINAL BULK PRODUCT DISPOSITION

1.3.1   Final Formulation Buffer:     ***
1.3.2   Bottling of Bulk Product:
        1.3.2.1 Containers            ***
        1.3.2.2 Denominations         ***
                                      ***
1.3.3   Product Storage Conditions:   ***
1.3.4   Shipment Temperature:         ***

1.4  SPECIFICATION FOR CELL BANKS

     STARTING MATERIAL DEFINITION

     An *** of a cryopreserved *** will be created from the Cell Line provided by the Customer and stored in individual ampoules in liquid nitrogen refrigerators.

     GENERAL *** SPECIFICATION

     In order for the *** to be accepted into LB's cGMP facility, the following testing is required and the appropriate specifications achieved.

        TEST   METHOD   SPECIFICATIONS
        ----   ------   --------------
1.4.1   ***    ***      ***
               ***
        ***    ***      ***
               ***
1.4.2   ***    ***      ***
1.4.3   ***    ***      ***
1.4.4   ***    ***      ***
1.4.5   ***    ***      ***

                                                          CONFIDENTIAL TREATMENT

                                   SCHEDULE 2
                                    SERVICES

2.   SERVICES

2.1  SUPPLY OF CUSTOMER MATERIALS AND CUSTOMER KNOW-HOW

     Prior to commencement of the Services at LB or, if appropriate, prior to the commencement of the relevant Stage of the Services, the Customer shall supply LB with the following:

     ***

                                                          CONFIDENTIAL TREATMENT

2.2  ACTIVITIES TO BE UNDERTAKEN BY LB

     ***

                                                          CONFIDENTIAL TREATMENT

                                   SCHEDULE 3
                           PRICE AND TERMS OF PAYMENT

1.0  PRICE

     In consideration for LB carrying out the Services as detailed in Schedule 2, the Customer shall pay LB as follows:

***

                                                          CONFIDENTIAL TREATMENT

                                   SCHEDULE 3
                           PRICE AND TERMS OF PAYMENT

2.0  PAYMENT

     Payment by the Customer of the Price for each Stage shall be made against LB's Invoices that will be issued as follows:

     2.1  FOR STAGE 1

          *** upon commencement of Stage 1.
          *** upon issue of the deliverables for Stage 1 to the Customer.

     2.2  FOR STAGE 2

          *** upon commencement of Stage 2.
          *** upon issue of the deliverables for Stage 2 to the Customer.

     2.3  FOR STAGE 3

          *** upon commencement of Stage 3.
          *** upon issue of the deliverables for Stage 3 to the Customer.

     2.4  FOR STAGE 4

          *** upon commencement of Stage 4.
          *** upon issue of the deliverables for Stage 4 to the Customer.

     2.5  FOR STAGE 5

          *** upon commencement of Stage 5.
          *** upon issue of the deliverables for Stage 5 to the Customer.

     2.6  FOR STAGE 6

          *** upon commencement of Stage 6.
          *** upon issue of the deliverables for Stage 6 to the Customer.

     2.7  FOR STAGE 7

          *** upon commencement of Stage 7.
          *** upon issue of the deliverables for Stage 7 to the Customer.

     2.8  FOR STAGE 8

          *** upon ampoule thaw of each batch manufactured under Stage 8. *** upon issue of the certificate of analysis for each batch manufactured under Stage 8.

     2.9  FOR STAGE 9

          *** upon commencement of Stage 9.
          *** upon issue of the deliverables for Stage 9 to the Customer.

     2.10 FOR STAGE 10

          100% upon issue of each timepoint interim report and upon issue of the final report.

     2.11 FOR STAGE 11

          *** upon commencement of Stage 11.
          *** upon issue of the deliverables for Stage 11 to the Customer.

     2.12 FOR STAGE 12

                                                          CONFIDENTIAL TREATMENT

          *** upon commencement of Stage 12.
          *** upon issue of the deliverables for Stage 12 to the Customer.

     2.13 FOR STAGE 13

          *** upon commencement of Stage 13.
          *** upon issue of the deliverables for Stage 13 to the Customer.

     2.14 FOR STAGE 14

          100% upon issue of each timepoint interim report and upon issue of the final report.

                                                          CONFIDENTIAL TREATMENT

                                   SCHEDULE 4
                                QUALITY AGREEMENT

              [The remainder of this page intentionally left blank]

                                                          CONFIDENTIAL TREATMENT

                                QUALITY AGREEMENT

     This quality agreement ("Quality Agreement") is dated effective as of 8th January 2004, and it defines the roles and responsibilities for the quality operations between LONZA BIOLOGICS PLC, the registered office of which is at 228 Bath Road, Slough, Berkshire SL1 4DX, England (herein after referred to as "LB"), and TRUBION PHARMACEUTICALS, INC., (formerly known as GENECRAFT, INC.) of 2401 4th Avenue, Suite 1050, Seattle, WA 98121, USA (herein after referred to as the "Customer") with respect to manufacture of Customer's proprietary Small Modular ImmunoPharmaceutical (SMIP) known as TRU-015 ("TRU-015") under that certain development and manufacturing services agreement between the parties of even date herewith (the "Services Agreement") in preparation for regulatory filings and for human clinical use. When used in this Quality Agreement, the term "Product" refers to TRU-015 and/or to the form of TRU-015 manufactured under the Services Agreement, as the context requires.

     This Quality Agreement takes the form of a detailed list of activities associated with the manufacture, testing and release of Product. Responsibility for each activity is assigned to either the Customer or LB, or is assigned to both the Customer and LB, and additional details are provided in the Services Agreement and in the SOP's referred to in this Quality Agreement.

     This is the Quality Agreement that is referred to in the Services Agreement. Capitalized terms used but not defined in this Quality Agreement shall have the meaning given in the Services Agreement. This Quality Agreement may be amended by written agreement of the parties. In the event of a conflict between the Quality Agreement and the Services Agreement, the Services Agreement shall control. This Quality Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which, taken together, shall constitute one and the same instrument. A facsimile signature shall be deemed to be and shall be as effective as an original signature.

     The responsibilities and rights of the parties under this Quality Agreement are set forth below:

A.   OVERALL RESPONSIBILITIES

     This Quality Agreement outlines the responsibilities of the Customer and LB with respect to the quality assurance of Product manufactured and supplied by LB for the Customer under the terms of the Agreement.

     This Quality Agreement takes the form of a detailed list of activities associated with the manufacture, testing and release of Product. Responsibility for each activity is assigned to either the Customer or LB, or is assigned to both the Customer and LB.

     This detailed list describes generic quality activities that would be performed by both parties for Product used in clinical trail supply. The specific services to be provided by LB will be set out in

                                                          CONFIDENTIAL TREATMENT
the Agreement (and any Amendments to the Agreement) on Price and other terms acceptable to both parties.

     LB is responsible for ensuring that the quality requirements for Product are as specified in the approved Product specification and that Product is manufactured, tested and stored in accordance with current Good Manufacturing Practices (cGMP) and all applicable US and EU regulations and ICH guidelines.

     The Customer is responsible for shipping and the final review, approval, and release of product for use in the clinic. The Customer is responsible for Product development, technical oversight, product specifications and regulatory agency filings.

B.   SPECIFIC RESPONSIBILITIES

                                                                    RESPONSIBILITIES AND RIGHTS
                                      ---------------------------------------------------------------------------------------
                ITEM                                      LB                                       CUSTOMER(1)
-----------------------------------   ------------------------------------------   ------------------------------------------
1.0  Organisation and Personnel       -    Ensure adequate number of personnel     -    Right to audit
                                           with appropriate training, skills,
                                           knowledge and experience to
                                           manufacture and test Product in and
                                           Equipment utilities, equipment,
                                           computerised systems and software are
                                           properly designed, validated and
                                           maintained in accordance with cGMP

2.0  Facilities, Utilities and        -    Ensure facilities, environment,         -    Right to audit
     Equipment                             utilities, equipment, computerised
                                           systems and software are properly
                                           designed, validated and maintained in
                                           accordance with cGMP

                                      -    Ensure Product is manufactured and      -    Right to audit
                                           tested only at sites as agreed with
                                           Customer

                                      -    Provide Customer with Drug Master       -    Include Drug Master File reference
                                           File reference that will allow US FDA        into regulatory submissions, as
                                           the ability to cross-reference other         appropriate
                                           products that are manufactured at
                                           LB's manufacturing and testing

----------
(1) Throughout the Quality Agreement, Customer's column includes the phrase "right to audit" - the use of this phrase in certain instances but not in others does not and shall not imply that Customer's audit rights pursuant to Clause 15 below are limited to those boxes where "right to audit" appears.

                                                          CONFIDENTIAL TREATMENT

                                                                    RESPONSIBILITIES AND RIGHTS
                                      ---------------------------------------------------------------------------------------
                ITEM                                      LB                                       CUSTOMER(1)
-----------------------------------   ------------------------------------------   ------------------------------------------
                                           locations

                                      -    Provide Customer with documentation
                                           that no penicillin is manufactured or
                                           tested at site


3.0  Raw Materials for Process and    -    Source, test and release raw            -    Right to audit; right to review all
     Packaging of Product/Vendor           materials and primary packaging of           raw material specifications, grades
     Qualification Process                 appropriate quality for processing of        and vendors used in manufacture of
                                           Product                                      Product

                                                                                   -    Customer to provide LB with list of
                                                                                        critical raw materials used in
                                                                                        Customer process; update with changes
                                                                                        as necessary

                                      -    Propose and jointly agree               -    Right to approve vendor, grade and
                                           specifications, vendors and grade of         specifications of critical raw
                                           critical raw materials used in               materials used in Customer process,
                                           Customer process in accordance with          including excipients, and raw
                                           LB policy, with preference for               materials of animal or human origin
                                           non-animal and non-human derived raw
                                           materials

                                      -    Acknowledge and support Customer's
                                           goal not to use any raw materials of
                                           animal or human origin in the
                                           development of Customer process

                                      -    Retain representative samples           -    Right to audit

4.0  Cell Banks                       -    Prepare, characterise and store cell    -
                                           bank(s) if requested by Customer

                                      -    Jointly agree on testing                -    Jointly agree on testing
                                           specifications and test methods to           specifications and test methods to
                                           enable release of cell banks for use         enable Product manufactured from cell
                                           in LB's multi-product manufacturing          banks to be used in the clinic
                                           facility

                                      -    Perform stability testing of cell       -    Right to audit
                                           bank(s) if requested by Customer and
                                           share data with Customer

                                      IF CELL BANK SUPPLIED BY CUSTOMER

                                      -    Review and approve characterisation     -    Supply cell bank characterisation
                                           data. Store working stock or cell            data for review and approval.
                                           bank                                         Transfer cell bank (or portion
                                                                                        thereof) to LB

                                                          CONFIDENTIAL TREATMENT

                                                                    RESPONSIBILITIES AND RIGHTS
                                      ---------------------------------------------------------------------------------------
                ITEM                                      LB                                       CUSTOMER(1)
-----------------------------------   ------------------------------------------   ------------------------------------------
                                      -    Provide shipping validation data if     -    Right to audit
                                           requested by Customer

                                      IN ALL CASES

                                      -    Provide inventory levels periodically
                                           upon request by Customer

5.0  Production Specification         -    With the Customer determine and         -    With LB determine and approve the
                                           approve the following Product                following Product specification(s) as
                                           specification(s) as required:                required:

                                           -    Drug substance (including               -    Drug substance (including
                                                testing performed on                         testing performed on
                                                fermenter contents for                       fermenter contents for
                                                adventitious agents)                         adventitious agents)

                                           -    Drug product                            -    Drug product

                                           -    Bulk placebo                            -    Bulk placebo

                                           -    Filled placebo                          -    Filled placebo

6.0  Production and Process Control   -    Make available for review by Customer   -    Right to review
                                           documents relating to facility,
                                           equipment, Process and test methods,
                                           and GMP systems

                                      -    Jointly review and approve Process      -    Jointly review and approve Process
                                           descriptions                                 descriptions

                                      -    Define and perform an in-process        -    Agree in-process testing strategy
                                           control and testing program

                                      -    Using LB templates prepare master       -    Right to review and comment on master
                                           batch records for each processing            batch records
                                           step and provide to Customer for
                                           review and comment. Retain final
                                           master batch record on site at LB

                                      -    Designate unique batch numbers for      -    Right to audit
                                           raw materials, process materials and
                                           Product

                                      -    Manufacture of Product in accordance    -    Right to audit
                                           with Product Specifications, cGMP
                                           standards, batch records, in-process    -    Relevant sections of Customer's
                                           controls and in-process                      regulatory submissions to be made
                                           specifications                               available to LB as appropriate

                                      -    Ensure QA representatives on-site or    -    Right to audit
                                           available at all times during
                                           manufacture and testing of Product

                                                          CONFIDENTIAL TREATMENT

                                                                    RESPONSIBILITIES AND RIGHTS
                                      ---------------------------------------------------------------------------------------
                ITEM                                      LB                                       CUSTOMER(1)
-----------------------------------   ------------------------------------------   ------------------------------------------
                                      -    Permit Customer's person on plant to    -    Right to designate 1 of its employees
                                           be present in LB's facility during           or consultants as Customer's person
                                           normal business hours to observe the         on plant, to be present in LB's
                                           Runs and observe LB's performance, at        facility during normal business hours
                                           times and for durations to be agreed.        to observe the Runs and observe LB's
                                           While at LB's facility, Customer's           performance, at times and for
                                           representative shall comply with all         durations to be agreed. While at LB's
                                           LB's applicable policies and                 facility, Customer's representative
                                           procedures, and, at LB's option,             shall comply with all of LB's
                                           shall be escorted by LB personnel            applicable policies and procedures,
                                                                                        and, at LB's option, shall be
                                                                                        escorted by LB personnel

                                      -    Perform Product changeover testing of   -    Review and comment on LB's policy for
                                           Product-contacting equipment in              Product changeover testing of
                                           accordance with LB policy                    Product-contacting equipment

7.0  Product Storage, Labeling and    -    Store, label and package the Product    -    Right to audit
     Packaging Prior to Shipment           (including samples) as defined in the
                                           Product Specification                   -    Provide information on shipping
                                                                                        requirements

8.0  Shipment Requirements            -    Ship Product on behalf of Customer to   -    Jointly agree with LB on process for
                                           locations designated by Customer in          shipping requirements
                                           accordance with jointly agreed
                                           process for shipping requirements       -    Right to audit

                                                                                   -    Acknowledge receipt of Product

                                      -    Provide shipping validation data for    -    Right to audit
                                           Product if requested by Customer

9.0  Laboratory Controls (QC)         -    Perform Product release testing         -     Right to audit
                                           against Product Specifications

                                      -    Jointly agree on SOP's describing       -    Jointly agreed on SOP's describing
                                           Product-specific analytical testing          Product-specific analytical testing
                                           methods                                      methods

                                                                                   -    Provide LB with Product-specific
                                                                                        information as it relates to sample
                                                                                        storage, handling and testing
                                                                                        requirements

                                      -    Retesting, where required, will be      -    Review and comment on LB retest
                                           performed in accordance with LB's            procedure. Review OOS reports;
                                           retest procedure. Out of                     comment on corrective and
                                           specification (OOS) Product                  preventative actions

                                                          CONFIDENTIAL TREATMENT

                                                                    RESPONSIBILITIES AND RIGHTS
                                      ---------------------------------------------------------------------------------------
                ITEM                                      LB                                       CUSTOMER(1)
-----------------------------------   ------------------------------------------   ------------------------------------------
                                           release testing results will be
                                           notified to the Customer as soon as
                                           possible within 3 business days of
                                           the OOS being confirmed

                                      -    Send samples to Customer for            -    Perform Product potency testing and
                                           additional testing (including potency        provide data to LB; such data will be
                                           testing) in accordance with jointly          provided for LB's information only
                                           approved SOP                                 and not for inclusion into LB's
                                                                                        information only and not for
                                                                                        inclusion into LB's Certificate of
                                                                                        Analysis. Customer to create
                                                                                        Certificate of Analysis for potency
                                                                                        testing results. [Note from Trubion:
                                                                                        This text to clarify that Trubion is
                                                                                        performing the potency testing and
                                                                                        providing the results to LB 'FOR
                                                                                        INFORMATION']

                                      -    Retain representative samples of bulk   -    Right to audit
                                           Product from each batch in accordance
                                           with LB SOP

                                      -    If requested by Customer, provide       -    Right to receive copies of raw data
                                           copies of raw data and testing               and testing records
                                           records

                                      -    Take additional representative          -    Request additional samples to be
                                           samples if requested and ship to             shipped as required
                                           Customer

                                      -    Prepare and characterise Product        -    Jointly approve Product reference
                                           reference standard in accordance with        standard Protocol
                                           jointly agreed Protocol, if requested
                                           by Customer                             -    Right to audit

                                      -    Jointly approve Product reference       -    Jointly approved Product reference
                                           standard report                              standard report

10.0 Use of Contract Testing          -    Qualify Contract Testing Laboratories   -    Right to jointly audit
     Laboratories                          for Product release testing in
                                           accordance with LB policy

                                      -    Notify Customer of Contract Testing     -    Consent or reject to the proposed use
                                           Laboratories intended to be used for         of Contract Testing Laboratories
                                           Product release testing

                                      -    Facilitate audit by Customer if         -    Right to audit
                                           requested from time to time

                                                          CONFIDENTIAL TREATMENT

                                                                    RESPONSIBILITIES AND RIGHTS
                                      ---------------------------------------------------------------------------------------
                ITEM                                      LB                                       CUSTOMER(1)
-----------------------------------   ------------------------------------------   ------------------------------------------
                                      -    If not prohibited by Contract Testing   -    Right to request, receive and use
                                           Laboratory, provide Customer with            copies of LB's audits of Contract
                                           copies of LB's audits of Contract            Testing Laboratories when possible,
                                           Testing Laboratories when possible,          unless prohibited by Contract Testing
                                           if requested                                 Laboratories


11.0 Product Release and Lot Review   -    Review batch record for compliance      -    Right to review completed and
                                           with cGMP, manufacturing controls,           reviewed Product batch records
                                           and with the Product Specifications

                                      -    Provide Customer with a copy of the     -    Right to review
                                           Process documentation including, main
                                           operational steps from the completed
                                           batch record. This will include
                                           Product analysis, a summary of batch
                                           related deviations and environmental
                                           monitoring summaries, as well as
                                           process data, as requested

                                      -    If requested by Customer, send full     -    Right to request and receive full
                                           copies of actual deviations                  copies of actual deviations

                                      -    Prepare manufacturer's Certificate of   -    Prepare Certificate of Analysis and
                                           Analysis, including related                  Certificate of Compliance for release
                                           Certificate of Compliance                    of product for use in human clinical
                                                                                        trials

                                      -    Release or reject Product               -    Release of reject Product for use in
                                                                                        human clinical trials

12.0 Deviations and Failed Run        -    Initiate investigations, evaluate and   -    Right to audit
     Investigations and Reports            define follow up actions and final
                                           approval of deviations and failure
                                           investigations

                                      -    Notify Customer of all significant      -    Review significant deviations;
                                           deviations immediately and within at         comment on corrective and
                                           least 3 business days of the event           preventative actions
                                           being assigned as significant, and
                                           send Customer the related
                                           documentation. (A significant
                                           deviation is defined in standard
                                           operating procedure 3150)

                                      -    Notify Customer of failed runs          -    Review failure investigation report
                                           immediately and within at least 3            and comment on corrective and
                                           business days of failure being               preventative actions

                                                          CONFIDENTIAL TREATMENT

                                                                    RESPONSIBILITIES AND RIGHTS
                                      ---------------------------------------------------------------------------------------
                ITEM                                      LB                                       CUSTOMER(1)
-----------------------------------   ------------------------------------------   ------------------------------------------
                                           identified

                                      -    Immediately and within at least 3
                                           business days of event being
                                           identified, notify Customer of any
                                           events which may impact batches
                                           previously shipped or released

13.0 Change Control Procedures        -    Jointly agree on SOP for change         -    Jointly agree SOP for change control
                                           control procedures between the 2             procedures between the 2 companies
                                           companies that describes the intended        that describes the intended use of
                                           use of each company's independent            each company's independent change
                                           change control system                        control systems

                                      CUSTOMER PROPOSED CHANGES

                                      -    Process Product-specific change         -    Propose Customer Product-specific
                                           through change control and notify            changes and provide rationale in
                                           Customer of change approval. If              writing
                                           change rejected, discuss reasons for
                                           rejection with Customer

                                      -    Approve proposed Product-specific
                                           changes prior to implementation

                                      LB PROPOSED CHANGES

                                      -    Proposed Product-specific changes and   -    Process Product-specific change
                                           provide rationale for change to              through change control and notify LB
                                           process descriptions; test methods;          of change approval. If change
                                           sampling plans; specifications for           rejected, discuss reasons for
                                           key raw materials (animal and / or           rejection with LB
                                           human derived raw materials,
                                           chromatography resins and final         -    Approve proposed Product-specific
                                           formulation excipients); Product             changed prior to implementation
                                           specification(s) and stability
                                           programme, in-process controls and
                                           other key processing steps

                                      -    Inform Customer of changes to key       -    Right to audit
                                           personnel as identified in Appendix 1

                                      -    Inform Customer of changes to major     -    Right to audit
                                           items of equipment, premises and
                                           utilities used for manufacture of
                                           Product

                                      ALL CHANGES

                                      -    With Customer define strategy for       -    With LB define strategy for notifying
                                                                                        change to Regulatory

                                                          CONFIDENTIAL TREATMENT

                                                                    RESPONSIBILITIES AND RIGHTS
                                      ---------------------------------------------------------------------------------------
                ITEM                                      LB                                       CUSTOMER(1)
-----------------------------------   ------------------------------------------   ------------------------------------------
                                           notifying change to Regulatory Agency        Agency as appropriate (see Section
                                           as appropriate (see Section 20.0,            20.0, below, Regulatory Submissions)
                                           below, Regulatory Submissions)

                                      -    Inform Customer of Product batches      -    Ensure Product is not distributed
                                           manufactured with the change until           until Regulatory approval obtained,
                                           regulatory approval obtained, if             if required
                                           required

                                      -    Cooperate with Customer in connection   -    Cooperate with LB in connection with
                                           with change controls; respect                change controls; respect LB's change
                                           Customer's change controls, and, as          controls, and, as appropriate, use it
                                           appropriate, use it to initiate LB's         to initiate Customer's change
                                           change controls                              controls

14.0 Reprocessing / Rework            -    Processing to be performed in           -    Review and comment on LB's
                                           accordance with LB SOP. With Customer        reprocessing / rework SOP; with LB
                                           agree on reprocessing / rework               agree on reprocessing / rework
                                           procedures, where possible prior to          procedures, where possible prior to
                                           execution                                    execution

                                      -    Provided documented reason and          -    Right to audit
                                           justification for reprocessing /
                                           rework event

                                      -    With the Customer agree on the          -    With LB agree the appropriate testing
                                           appropriate testing required prior to        required prior to Product release
                                           Product release

15.0 Audit                            -    Permit Customer representatives         -    Provide reasonable notice of
                                           access as reasonably required to             intention to audit
                                           conduct a cGMP compliance audit,
                                           including access to warehousing,        -    Right to 2 standard cGMP compliance
                                           manufacturing areas, laboratories,           audits per year, plus right to
                                           and manufacturing records and                additional "for cause" audits
                                           documents, including SOPs (unless
                                           they contain specific LB proprietary    -    Right to audit each batch record
                                           information eg media formulations),
                                           and personnel, for audit purposes.      -    Hold an exit meeting to discuss
                                           Customer representatives to be               observations
                                           accompanied at all times by LB
                                           personnel                               -    Provide an audit report within 30
                                                                                        days of completion of audit
                                      -    Two standard cGMP compliance audits
                                           permitted per year, with an audit not
                                           to exceed 3 working days and 2 groups
                                           of auditors. Additionally the
                                           Customer may

                                                          CONFIDENTIAL TREATMENT

                                                                    RESPONSIBILITIES AND RIGHTS
                                      ---------------------------------------------------------------------------------------
                ITEM                                      LB                                       CUSTOMER(1)
-----------------------------------   ------------------------------------------   ------------------------------------------
                                           request "for cause" audits to address
                                           production of Product quality issues

                                      -    One 2 day audit for each batch record
                                           if requested by Customer

                                      -    Allow the Customer to observe
                                           operations related to Product
                                           manufacturing and testing providing
                                           other Customer's confidentiality is
                                           respected

                                      -    Provide a written response to all
                                           audit findings that require
                                           corrective action within 30 days of
                                           receipt of the audit report. Response
                                           to include expected timelines

16.0 Product Complaints and Recall    -    Respond to requests for data to         -    Receive and investigate Product
                                           assist Customer in their                     complaints and instigate Product
                                           investigation. Agree a time scale for        recall as appropriate
                                           response

17.0 Batch Records                    -    Retain records associated with          -    Right to audit
                                           manufacture and testing records of
                                           Product including records associated
                                           with the inspection and release of
                                           raw materials and primary packaging
                                           components of the Product for 5 years
                                           from the date of manufacture of
                                           Product. Date of manufacture is
                                           defined as the date Product is
                                           dispensed in to the bulk product
                                           container)

                                      -    Notify Customer of intent to destroy    -    Customer to approve destruction or
                                           records with option to send records          request receipt of records
                                           to Customer

18.0 Process Validation /             -    With Customer define process            -    With LB define process validation
     Stability Studies                     validation plans for Product                 plans for Product including
                                           including analytical validation and          analytical validation and stability
                                           stability studies                            studies

                                      WHERE PROCESS VALIDATION IS PERFORMED BY
                                      LB

                                      -    Provide Customer with Product           -    Approve Product specific validation
                                           specific validation protocol(s) for          protocol(s) including stability
                                                                                        protocols

                                                          CONFIDENTIAL TREATMENT

                                                                    RESPONSIBILITIES AND RIGHTS
                                      ---------------------------------------------------------------------------------------
                ITEM                                      LB                                       CUSTOMER(1)
-----------------------------------   ------------------------------------------   ------------------------------------------
                                           approval prior to execution

                                      -    Provide Customer with draft Product     -    Review and comment on Product
                                           specific validation report(s) for            specific validation report(s)
                                           review and comment                           including stability reports

                                      -    Issue Customer with copy of final       -
                                           Product specific validation report(s)

                                      WHERE PROCESS VALIDATION IS PERFORMED BY
                                      CUSTOMER

                                      -    Incorporate specifications in cGMP      -    Provide LB with process validation
                                           documentation and regulatory                 reports
                                           submissions

19.0 Regulatory Agency Inspection     GMP INSPECTIONS

                                      -    Inform Customer of Regulatory Agency    -    For Regulatory Agency inspections or
                                           inspections or regulatory action             regulatory action affecting Product,
                                           affecting manufacture, testing or            provide assistance when requested by
                                           storage of Product                           LB

                                      -    Notify Customer of inspection           -    Comment on proposed inspection
                                           observations (including Deficiency           responses to observations relevant to
                                           Letters) affecting the Product,              Product
                                           process or systems relating to the
                                           Product

20.0 Regulatory Submissions           WHERE A DATA PACK IS PROVIDED BY LB TO
                                      SUPPORT CUSTOMER'S CLINICAL TRIAL
                                      APPLICATION

                                      INITIAL APPLICATION, AMENDMENTS AND
                                      RESPONSES TO QUESTIONS

                                      -    Provide Customer with data pack         -    Prepare and provide LB with copy of
                                           covering activities performed by LB          relevant sections of clinical trial
                                                                                        application for review and comment
                                                                                        prior to submission to Regulatory
                                                                                        Agency

                                      -    Review and comment on relevant          -    Provide LB with copy of relevant
                                           sections of clinical trial                   sections as submitted to Regulatory
                                           application                                  Agencies

                                      TELECONFERENCES AND MEETINGS WITH THE
                                      REGULATORY AGENCIES

                                      -    Attend teleconferences and meetings     -    Arrange for LB personnel to have
                                           between the Customer and Regulatory          option to attend teleconferences and
                                           Agencies arranged                            meetings between Customer

                                                          CONFIDENTIAL TREATMENT

                                                                    RESPONSIBILITIES AND RIGHTS
                                      ---------------------------------------------------------------------------------------
                ITEM                                      LB                                       CUSTOMER(1)
-----------------------------------   ------------------------------------------   ------------------------------------------
                                           to specifically discuss topics               and Regulatory Agencies to
                                           relating to LB's responsibilities            specifically discuss topics relating
                                                                                        to LB's responsibilities

                                                          CONFIDENTIAL TREATMENT

QUALITY APPROVAL

LONZA BIOLOGICS PLC


Name: /s/ Rene Imwinkleried             Signature: /s/ Rene Imwinkleried
      -------------------------------              -----------------------------
Title: Senior Vice President            Date: (illegible) Apr 2004


TRUBION PHARMACEUTICALS INC.


Name: Peter A. Thompson, MD             Signature: /s/ Peter Thompson
      -------------------------------              -----------------------------
Title: President & CEO                  Date: 4/23/2004

                                                          CONFIDENTIAL TREATMENT

                       APPENDIX 1 TO THE QUALITY AGREEMENT

CUSTOMER                              LONZA
--------                              -----
SENIOR VICE PRESIDENT,                HEAD OF LONZA CONTRACT MANUFACTURING:
RESEARCH AND DEVELOPMENT:
Kendall M Mohler PhD                  Mr Rene Imwinkleried
Senior Vice President                 Head of Lonza Contract Manufacturing
Research and Development              Lonza Biologics
Trubion Pharmaceuticals Inc           228 Bath Road
2401 Fourth Avenue, Suite 1050        Slough SL1 4DX
Seattle, WA 98121                     UK
USA
Tel:+1 206 838 0514                   Tel:+44 1753 777082
Fax: +1 206 838 0503                  Fax: +44 1753 716644
Email: kmoh1er@trubion.com            Email: Rene.lmwinkleried@Lonza,com

HEAD OF QUALITY:                      HEAD OF QUALITY:
Sally R Gould                         Mrs Eleanor Taaffe
Senior Director, Regulatory Affairs   Head of Quality and Regulatory Affairs
Trubion Pharmaceuticals Inc           Lonza Biologics
2401 Fourth Avenue, Suite 1050        228 Bath Road
Seattle, WA 98121                     Slough SL1 4DX
USA                                   UK
Tel:+1206 838 0510                    Tel:+44 1753 777067
Fax:+1 206 838 0503                   Fax;+44 1753 777001
Email: sqould@trubion.com             Email: Eleanor.Taaffe@Lonza.com

HEAD OF MANUFACTURING:                DIRECTOR OF MANUFACTURING, UK:
Dale H Scott                          Dr Michael E Brown
Vice President, Development           Head of Manufacturing
Trubion Pharmaceuticals Inc           Lonza Biologics
2401 Fourth Avenue, Suite 1050        228 Bath Road
Seattle, WA 98121                     Slough SL1 4DX
USA                                   UK
Tel: +1 206 838 0513                  Tel: +44 1753 777000
Fax: +1 206 838 0503                  Fax: +44 1753 777001
Email: dscott@trubion.com             Email: Mike.Brown@Lonza.com

QUALITY CONTROL MANAGER:              QUALITY CONTROL MANAGER:
Raj Dua PhD                           Dr Steve Flatman
Director, Product Development         Head of QC and Analytical
Trubion Pharmaceuticals Inc           Lonza Biologics
2401 Fourth Avenue, Suite 1050        228 Bath Road
Seattle, WA 98121                     Slough SL1 4DX
USA                                   UK
Tel: +1 206 838 0512                  Tel: +44 1753 777000
Fax: +1 206 838 0503                  Fax: +44 1753 777001
Email: rdua@trubion.com               Email: Steve.Flatman@Lonza.com

                                                          CONFIDENTIAL TREATMENT

                                   SCHEDULE 5

                                  SPECIAL TERMS

 OUTLINE OF TERMS FOR THE TECHNOLOGY TRANSFER OF THE PROCESS FOR MANUFACTURE OF
                     PRODUCT TO CUSTOMER OR TO A THIRD PARTY

     This Schedule 5 is the Schedule that is referred to in Clause 9.9 of the Development and Manufacturing Services Agreement ("Development and Manufacturing Services Agreement") between LONZA BIOLOGICS PLC as "LB" and TRUBION PHARMACEUTICALS, INC. as "Customer" related to the Technology Transfer of the Process to Customer or a third party. This Schedule 5 sets forth some additional commercial terms for any Technology Transfer. All capitalized terms used but not defined in this Schedule 5 shall have the meanings given in the Development and Manufacturing Services Agreement.

     ***


                                                          CONFIDENTIAL TREATMENT


                                       1